                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

|X|   Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |   Definitive Proxy Statement

| |   Definitive Additional Materials

| |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MOORE CORPORATION LIMITED
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                                [LOGO] MOORE(R)

March __, 2003

Fellow Shareholders:

Our Annual and Special Meeting of Shareholders will be held on Wednesday, April 23, 2003 at 8:00am Eastern Time at our registered office located at 6100 Vipond Drive, Mississauga, Ontario, Canada.

At this year's annual and special meeting you will be asked to appoint our independent auditors, elect directors for the coming year, approve our 2003 Long Term Incentive Plan, confirm the amendment of our by-laws, and approve changing our name to Moore Wallace Incorporated effective upon consummation of our merger with Wallace Computer Services, Inc. The Board of Directors recommends that you vote:

      -     FOR the appointment of our independent auditors

      -     FOR the election of the slate of director nominees

      -     FOR the 2003 Long Term Incentive Plan

      -     FOR the confirmation of the adoption of our By-Law No. 1A

      -     FOR the change of our name to Moore Wallace Incorporated

As you will see from the descriptions that follow in our management information circular/proxy statement, we feel that our corporate governance practices already incorporate current corporate governance proposals. All of our directors, other than our CEO, are unrelated to the company and each committee member is unrelated to the company. In addition, the proposed long-term incentive plan provides that future awards will be made in the form of restricted shares only (i.e., no options) and leaves less than 10% of our outstanding shares the subject of incentive awards after its adoption. All meetings of the board and board committees that are attended, in either case, by one or more representatives of management, are followed immediately by a session of the board or such committee, as the case may be, with no members of management present.

Sincerely yours,


Alfred C. Eckert III                              Mark A. Angelson
Chairman of the Board of Directors                Chief Executive Officer

MOORE CORPORATION LIMITED
6100 Vipond Drive
Mississauga, Ontario L5T 2X1
Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

The annual and special meeting of shareholders of Moore Corporation Limited (the "Corporation") will be held on Wednesday, April 23, 2003 at 6100 Vipond Drive, Mississauga, Ontario, Canada at 8:00am Eastern Time for the following purposes:

1. To receive the consolidated financial statements of the Corporation for the year ended December 31, 2002, together with the auditors' report on those statements;

2. To appoint auditors for the coming year and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;

3.    To elect directors for the coming year;

4.    To consider and, if thought fit, to approve the 2003 Long Term Incentive
      Plan;

5.    To consider and, if thought fit, to confirm the adoption of our By-Law
      No.1A;

6. To consider and, if thought fit, to approve as a special resolution the change of our name to Moore Wallace Incorporated, effective upon consummation of our merger with Wallace Computer Services, Inc.; and

7.    To transact any other business properly brought before the meeting

These items are more fully described in the accompanying management information circular/proxy statement. Only shareholders of record of the Corporation at the close of business on March 21, 2003 will be entitled to vote at the meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan on attending the meeting. To vote, please COMPLETE, SIGN AND RETURN YOUR FORM OF PROXY IN THE ENCLOSED ENVELOPE OR VIA FACSIMILE TO COMPUTERSHARE TRUST COMPANY OF CANADA (416-263-9524). Proxies are counted and tabulated by Computershare Trust Company of Canada, our registrar and transfer agent, to protect the confidentiality of how a particular shareholder votes. A proxy is referred to us only in cases where it is clearly marked to indicate a particular instruction to management, or it is necessary to refer to the proxy in order to determine its validity or when it is necessary to do so to permit management to meet its legal responsibility to shareholders.

Dated at Mississauga, Canada, this ____ day of March, 2003.

By Order of the Board of Directors,


Jennifer O. Estabrook
Senior Vice President, General Counsel and Secretary

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

Unless otherwise stated, the information in this statement is as of March __, 2003, and unless otherwise indicated, all dollar amounts are expressed in United States currency.

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MOORE CORPORATION LIMITED (THE "CORPORATION" AND, COLLECTIVELY WITH ITS SUBSIDIARIES, "MOORE") TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS ON APRIL 23, 2003 AND AT ALL ADJOURNMENTS THEREOF, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. Solicitation will be made by mail commencing March __, 2003, but employees of the Corporation may also solicit proxies personally. In addition, the Corporation will retain Georgeson Shareholder Communications Canada of Toronto, Ontario, to aid in the solicitation of proxies at a fee of approximately Cdn$30,000 plus expenses. The total cost of the solicitation will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are directors of the Corporation and will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON AS A REPRESENTATIVE AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in the form of proxy or by completing another proper form of proxy and delivering the completed form of proxy to the Secretary of the Corporation in time for use at the meeting. IF YOU SUBMIT YOUR PROXY BY MAIL, BUT DO NOT FILL OUT THE VOTING INSTRUCTIONS ON THE PROXY CARD, THE SHARES REPRESENTED BY YOUR PROXY WILL BE VOTED AS FOLLOWS:

      1.    FOR the appointment of our independent auditors

      2.    FOR the election of the slate of director nominees

      3.    FOR the 2003 Long Term Incentive Plan

      4.    FOR the confirmation of the adoption of our By-Law No. 1A

      5.    FOR the change of our name to Moore Wallace Incorporated

A shareholder who has given a proxy may revoke it either (a) by signing a form of proxy bearing a later date and depositing it in time for use at the meeting,
(b) by depositing or transmitting by telephonic or electronic means an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or by electronic signature at the registered office of the Corporation at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the meeting on the day of the meeting, or any adjournment thereof, or (c) in any other manner permitted by law.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to or variations of matters identified in the notice of meeting, and with respect to other matters which may properly come before the meeting or any adjournment thereof. At the date of this circular, the management of the Corporation knows of no such amendments, variations or other matters.

VOTING SECURITIES/RECORD DATE

On March __, 2003, the Corporation had _________common shares outstanding. Shareholders of record at the close of business on March 21, 2003 (record date) will be entitled to one vote for each common share held by them. If a person has transferred any common shares after the record date and the transferee of such common shares establishes proper ownership and asks, not later than April 11, 2003, to be included in the list of shareholders entitled to vote at the meeting, the transferee will be entitled to vote such common shares. Under the Corporation's By-Law No.1A, two persons present at the meeting and entitled to vote thereat shall constitute a quorum for the transaction of business at the meeting. Under the Canada Business Corporations Act, a majority of votes cast at the meeting is required for approval of each item of regular business. A special majority of 66 2/3% of the votes cast at the meeting is required for approval of the amendment of the Corporation's articles of continuance to change its name to Moore Wallace Incorporated. All of the other items of business being presented at the meeting, including the approval of the 2003 Long Term Incentive Plan require a majority of votes cast at the meeting for approval. If a shareholder delivers a ballot in which he or she abstains from voting, then his or her shares will not be considered voted at the meeting and will not be included in the calculation of the number of votes cast at the meeting.

Under the rules of the New York Stock Exchange, Inc. ("NYSE"), a member broker who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that beneficial owner. NYSE rules permit member brokers who do not receive instructions to vote on the election of directors and the proposal to appoint the independent auditors, but not on the proposals to approve the 2003 LTIP, to confirm the adoption of our By-Law No. 1A and to amend the articles of continuance to change the Corporation's name to Moore Wallace Incorporated upon the consummation of the merger with Wallace Computer Services, Inc. Under NYSE rules, the proposals to approve the 2003 LTIP, confirm the adoption of By-Law No. 1A and amend the articles of continuance to change the Corporation's name to Moore Wallace Incorporated are "non-discretionary" items, which means that owners of common shares do not have discretion to vote the common shares held by those beneficial owners on those matters. Because the affirmative vote of a majority of the shares (or 66 2/3% in the case of the proposal regarding the amendment of the articles of continuance to change the Corporation's name) present at the meeting is necessary to approve each proposal, any broker non-vote will have no effect on the outcome.

PROPOSAL 1: APPOINTMENT OF INDEPENDENT AUDITORS

A resolution will be submitted to the meeting to appoint Deloitte & Touche LLP as independent auditors of the Corporation for a term expiring at the annual meeting of shareholders in 2004 and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the independent auditors. To become effective, such resolution must be approved by a majority of the votes cast at the meeting.

Deloitte & Touche LLP will be represented at the meeting and will have an opportunity to make a statement if they so desire and to answer appropriate questions. Deloitte & Touche LLP were first appointed as the Corporation's independent auditors in April 2001. Prior to the appointment of Deloitte & Touche LLP in April 2001, PricewaterhouseCoopers LLP had been appointed as the independent auditors of the Corporation.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE CORPORATION.

PROPOSAL 2: ELECTION OF DIRECTORS

The Corporation's by-laws and articles currently allow for the election of between seven and fifteen directors. On March -, 2003, the directors of the Corporation voted to set the number of directors to be elected at the meeting at ten.

The persons whose names are set out in the following table are proposed to be nominated as directors at the meeting. The management representatives designated in the enclosed form of proxy intend to vote for the election of such nominees. Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the meeting, the persons designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

If elected, the terms of each of Ms. Manley and Messrs. Angelson, Cummings, Daniels, Eckert, Schipper and Stevens as a director will commence immediately after the completion of the meeting and each will hold office until the next annual meeting of shareholders or until a successor is elected or appointed.

Messrs. -, - and - currently serve as directors of Wallace Computer Services, Inc. ("Wallace"). If elected, each of Messrs. -, - and - term as a director will commence immediately after the closing of the proposed merger (the Merger") to be completed pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 16, 2003 among the Corporation, Wallace, and M-W Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation, and they will hold office until the next annual meeting of shareholders or until a successor is elected or appointed. Under the terms of the Merger Agreement, the Corporation has agreed to offer three members of the board of directors of Wallace the opportunity to serve on the Corporation's board of directors after the closing of the Merger. IF THE MERGER AGREEMENT IS TERMINATED, THE TERMS OF MESSRS. -, - AND - AS DIRECTORS WILL NOT COMMENCE AND THE CORPORATION'S BOARD WILL BE COMPRISED OF THE SEVEN DIRECTORS NAMED ABOVE.

Messrs. -, - and - currently hold -, - and -, respectively, shares of common stock of Wallace and -, - and -, respectively, options to acquire shares of common stock of Wallace. Such options are exercisable at prices ranging from $- to $- per share of common stock. All Wallace stockholders will have the right to elect to receive for each share of Wallace common stock upon the closing of the Merger either: (i) a number of common shares of the Corporation equal to 1.05 plus the quotient of 14.40 divided by the average of the high and low sales price per common share of the Corporation on the New York Stock Exchange Composite Tape on the last trading day before the closing of the Merger; or (ii) cash in an amount of $14.40 plus the product of 1.05 multiplied by the average of the high and low sales prices per common share of the Corporation on the New York Stock Exchange composite tape on the last trading day before the closing of the merger. The merger consideration is capped so that on average each holder of shares of Wallace common stock will receive $14.40 in cash and 1.05 common shares of the Corporation. Messrs. -, - and -, like any other holders of shares of Wallace common stock, will be entitled to elect the consideration that they wish to receive upon the closing of the Merger, subject to pro-ration, and will participate in the Merger on the same basis as any other holder of Wallace common stock. The Corporation anticipates that, in the aggregate, the holders of Wallace stock will receive approximately - of common shares of the Corporation and $- in cash upon the closing of the Merger. The completion of the Merger is subject to certain conditions.

Under the terms of the debenture purchase agreement (the "Debenture Purchase Agreement") entered into between the Corporation and Chancery Lane/GSC Investors L.P. (the "Partnership") on December 12, 2000, among other things, the Partnership was given the right to select two persons to be nominated for election as directors of the Corporation. The Debenture Purchase Agreement provided that if, at any time, the Partnership and certain other specified entities (collectively, the "Restricted Group") own common shares issued on the conversion of the debenture which in the aggregate equal less than 50% of the initial number of common shares to which the Restricted Group was entitled (assuming full conversion of the debenture), the Partnership would lose its right to designate one of the two nominees referred to above. Similarly, if at any time the Restricted Group owns common shares issued on the conversion of the debenture which in the aggregate equal less than 33 1/3% of the initial number of common shares to which the Restricted Group was entitled (assuming full conversion of the debenture), the Partnership would have no further rights with respect to the nomination of directors. On December 28, 2001, the Corporation's $70.5 million subordinated convertible debenture held by the Partnership was converted into 21,692,311 common shares and the Partnership dissolved. In connection with the dissolution of the Partnership, the rights of the Partnership with respect to the nomination of directors were assigned to Greenwich Street Capital Partners II, L.P. Greenwich Street Capital Partners II, L.P. has advised the Corporation that so long as it was entitled to nominate two directors for election, it would nominate Messrs. Angelson and Eckert and in the event it was entitled to nominate only one director for election, it would nominate Mr. Eckert.

The following table contains the names and biographical information for each person nominated to serve as a director of the Corporation.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING
NOMINEES.

                                      PRINCIPAL OCCUPATION OR EMPLOYMENT DURING
NAME, RESIDENCE, AGE AND PERIOD OF    THE PAST FIVE YEARS, POSITIONS WITH MOORE AND
SERVICE AS A DIRECTOR                 DIRECTORSHIPS
----------------------------------    ---------------------------------------------
MARK A. ANGELSON                      Chief Executive Officer of the Corporation; Non-Executive Chairman of the
New York, NY                          Board of the Corporation from November 2001 to April 2002; and Lead
52                                    Independent Director of the Corporation from April 2002 until December
Since November 2001                   2002.  Mr. Angelson served as the Deputy Chairman of Chancery Lane Capital
                                      LLC, a private equity investment firm from December 1999 through January
                                      2002.  From March 1996 until March 2001, Mr. Angelson served in various executive capacities at Big Flower Holdings, Inc., including as Deputy
                                      Chairman.

ROBERT F. CUMMINGS, JR.               Retired from the Goldman Sachs Group, Inc. at the end of 2001 after more
New York, NY                          than 28 years with the firm.  Mr. Cummings serves as a director of Axiohm
53                                    Transaction Solutions, Inc. and Viasystems Corporation, as a member of the
Since January 2003                    WorldCom, Inc. creditors committee and as a senior advisor to GSC Partners.
                                      Mr. Cummings is a member of the Compensation Committee.

RONALD J. DANIELS                     Dean, University of Toronto Faculty of Law.  Dean Daniels is a director of
Toronto, ON                           Great Lakes Power Inc., the Mutual Fund Dealers Association of Canada and
43                                    Computershare Investor Services.  Dean Daniels is a member of the Audit
Since July 2001                       Committee.

ALFRED C. ECKERT III                  Chairman of the Board of Directors of the Corporation. Mr. Eckert is the
Bernardsville, NJ                     Chairman and Chief Executive Officer of GSCP (NJ), Inc., a private
55                                    investment firm and a director of Regal Entertainment Group.  Mr. Eckert is
Since December 2000                   a member of the Nominating and Governance Committee and serves as its
                                      Chairman and is a member of the Compensation Committee.

JOAN D. MANLEY
Keystone, CO                          Retired group vice president and retired director of Time Incorporated.  Ms.
70                                    Manley serves on the board of directors of Sara Lee Corporation and Dreyfus
Since March 2002                      Founders Funds.  Ms. Manley is a member of the Audit Committee.

LIONEL H. SCHIPPER, C.M.              President, Schipper Enterprises Inc. and Chairman, Fallbrook Holdings Ltd.
Toronto, ON                           Mr. Schipper is a director of Clairvest Group Inc., Four Seasons Hotels and
70                                    Resorts Inc., Gerdau Ameristeel Corp.,  and H.O. Financial Ltd.  Mr.
Since April 2001                      Schipper is a member of the Compensation Committee and serves as its
                                      Chairman and is a member of the Nominating and Governance Committee.

JOHN W. STEVENS                       Executive Vice President and director of Arva Limited, a private equity
Toronto, ON                           investment corporation, and director of Beta Brands Incorporated. Prior to
46                                    June 2000, Mr. Stevens was a partner of Osler, Hoskin & Harcourt LLP.  Mr.
Since December 2000                   Stevens is a member of the Audit Committee and serves as its Chairman and is a member of the Nominating and Governance Committee.

WALLACE DIRECTOR 1

WALLACE DIRECTOR 2

WALLACE DIRECTOR 3

PROPOSAL 3: APPROVAL OF 2003 LONG TERM INCENTIVE PLAN

The Board of Directors adopted the Corporation's 2003 Long-Term Incentive Plan (the "2003 LTIP") on March , 2003, subject to the approval of shareholders. The Board of Directors believes that the Corporation's long-term financial interests, including its growth and performance, are dependent upon its ability to attract and retain employees of outstanding ability. The 2003 LTIP will provide the Corporation an opportunity to encourage selected employees and employees of its subsidiaries to participate in the ownership of the Corporation and align their economic interests directly with those of the Corporation's shareholders. The 2003 LTIP will also provide the Corporation with flexibility to offer, in line with competitive practices, compensation packages to selected candidates whose contributions and skills are important to its long-term success. The following summary of the principal terms of the 2003 LTIP is qualified in its entirety by reference to the complete text of the 2003 LTIP set forth in Appendix "A" attached hereto.

General. Under the 2003 LTIP, the Corporation may grant performance shares and restricted shares (collectively, the "awards"). The 2003 LTIP also includes options to purchase 85,000 common shares granted to Thomas W. Oliva, the Corporation's President, Chief Operating Officer, on January 2, 2003. These options were granted by the Corporation under an amendment to the 2001 Long Term Incentive Plan that increased the number of shares issuable under that plan by 85,000. In addition, the terms of the option grant provided that in the event that the Corporation subsequently adopted a new long term incentive plan, such options would be deemed to be issued under that new plan. This option grant was conditioned upon approval of the Corporation's shareholders to the amendment of the 2001 Long Term Incentive Plan or of the 2003 LTIP. In approving the 2003 LTIP, the shareholders will be approving the grant of the foregoing options to Mr. Oliva.

The 2003 LTIP is administered by the Board and to the extent delegated by the Board, and in accordance with the provisions of the 2003 LTIP, the Compensation Committee (the Board or the Compensation Committee administering the 2003 LTIP is referred to as the "Committee"), which is authorized to select employees of the Corporation and its subsidiaries to receive awards, determine the type of awards to be made, determine the number of common shares subject to any award and determine the other terms and conditions of such awards to the extent not provided for in the 2003 LTIP. Subject to limits it may establish, the Committee may delegate such authority with respect to employees other than those considered to be Covered Employees under the 2003 LTIP (including the Chief Executive Officer and other employees whom the Committee considers likely to be among the five most highly compensated executive officers for the year in which an award is made or payable) and other employees who are subject to Section 16 of the Securities Exchange Act of 1934.

All of the Corporation's directors and all employees of the Corporation and its subsidiaries who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Corporation, as determined by the Committee, are eligible to receive awards under the 2003 LTIP.

It is not possible to determine the benefits or amounts to be received under the 2003 LTIP because all amounts to be received will be based solely on future performance, other than the options granted to Mr. Oliva, which had an estimated fair value of $367,593 (using the Black-Scholes option pricing model) on the date of grant. For benefits granted under the 2001 Long Term Incentive Plan in 2002, see "Summary Compensation Table" and "Option/SAR Grants During Most Recently Completed Financial Year."

In the event the Merger is not consummated, the number of common shares which shall be issued pursuant to Awards under the 2003 LTIP shall not exceed 6,000,000. If the Merger is consummated, the number of common shares which shall be issued pursuant to Awards under the 2003 LTIP shall not exceed 10,000,000. The aggregate number of common shares reserved for issuance which may be issued to any one person or such person's associates under the 2003 LTIP, together with any common shares reserved for issuance to such person or such person's associates under any other share option plan, options for services, inducement options or share purchase plans shall not exceed 5% of the outstanding common shares of the Corporation. The aggregate number of common shares that may be issued to non-employee directors as a whole shall not exceed 15% of the aggregate number of common shares reserved for issuance under the 2003 LTIP. The maximum aggregate number of common shares which are available for the grant of awards under the 2003 LTIP shall be subject to adjustment for any share dividend or split, recapitalization, amalgamation, arrangement, merger or any similar change.

Restricted Shares. Restricted share awards consist of a grant of actual common shares. Restricted share awards may provide the holder with dividends and voting rights prior to vesting. The employment conditions and the length of the period for vesting of restricted share awards are established by the Compensation Committee at the time of grant.

Awards to Canadian Participants. In the case of an employee who is resident and employed in Canada (a "Canadian Participant"), and subject to the provisions of the 2003 LTIP relating to a change in control, the award agreement shall provide that the common shares will be issued to the Canadian Participant only at the end of the applicable vesting period and only if the employment conditions have been satisfied as determined by the Committee in its sole discretion.

Options to Purchase Common Shares Granted To Mr. Oliva. The 85,000 options to purchase common shares granted to Mr. Oliva ("options") entitle him to purchase common shares at a per share price of Cdn$14.12 as determined by the Board on the date of grant. These options will be exercisable for a period of 10 years from the date of grant and will vest 25% per year with the first 25% vesting in January 2004.

Change in Control. In the event of a "Change in Control" (as defined in the 2003
LTIP) (i) the restrictions applicable to all restricted shares shall lapse and such shares shall be deemed fully vested, (ii) all awards of restricted shares granted to Canadian Participants shall be deemed fully vested and (iii) all options shall be deemed fully vested. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such awards as it may deem equitable and in the best interests of the Corporation.

The 2003 LTIP or any portion thereof may be amended, suspended or terminated by the Board of Directors at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary for the 2003 LTIP to continue to comply with Rule 16b-3 under the Exchange Act or as required by the applicable rules and listing standards of The Toronto Stock Exchange and the New York Stock Exchange. Unless terminated earlier by the Board of Directors, the term of the 2003 LTIP will expire on December 31, 2013.

A majority of votes cast at the meeting is required for the approval of the 2003 LTIP.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2003 LONG TERM INCENTIVE PLAN.

PROPOSAL 4: CONFIRMATION OF BY-LAW NO. 1A

At the meeting, shareholders will be asked to pass a resolution (substantially in the form set out in Appendix "B" attached hereto) confirming By-Law No. 1A. Effective June 3, 2002, the Board enacted By-Law No. 1A which repeals By-Law No. 1 and relates generally to the conduct of the affairs of the Corporation. By-Law No.1 conformed with the provisions of the Business Corporations Act (Ontario) under which act the Corporation was formerly governed. By-Law No. 1A conforms with the provisions of the Canada Business Corporations Act, under which act the Corporation was continued on June 3, 2002. A copy of By-Law No. 1A is attached as Schedule "1" to Appendix "B" attached hereto.

The principal differences between By-Law No. 1A and By-Law No. 1 are as follows:

- By-Law No. 1A permits the Board to determine the location of the registered office of the Corporation in the province of Canada specified in the articles of the Corporation. By-Law No. 1 provided that the registered office of the Corporation would be located within the City of Toronto.

- By-Law No. 1A requires that, if there are more than four directors, at least 25% of them must be resident Canadians and that if there are fewer than four directors, at least one of them be a resident Canadian. By-Law No. 1A further provides that no business shall be transacted by the board except at a meeting where, if there are more than four directors present, at least 25% are resident Canadian and, if the Corporation has fewer than four directors, at least one of the directors present is a resident Canadian. By-Law No. 1 required that a majority of the directors be resident Canadians and prohibited the board from transacting business except at a meeting where a majority of the directors present were resident Canadians.

- Unlike By-Law No. 1, By-Law No. 1A does not contain a requirement that the majority of the members of any committee be resident Canadians.

- By-Law No. 1A restates the right of the Board, provided for in the articles of the Corporation, to appoint additional directors, subject to certain restrictions. Although no similar statement was included in By-Law No. 1, the Board had been given this right by a special resolution of the shareholders.

- By-Law No. 1A contains a more detailed restatement than is included in By-Law No. 1 of certain statutory requirements relating to conflicts of interest between directors or officers of the Corporation and the Corporation.

- By-Law No. 1A provides that the Corporation shall advance moneys to a director or officer of the Corporation and certain other individuals for the costs, charges and expenses of a proceeding for which the Corporation may, under certain circumstances, be obligated to indemnify such individual. No similar provision was included in By-Law No. 1.

- Unlike By-Law No. 1, By-Law No. 1A provides for participation in and voting at meetings of the shareholders of the Corporation by means of telephonic, electronic or other communication facility and the holding of meetings of shareholders entirely by means of telephonic, electronic or other communication.

- Unlike By-Law No. 1, By-Law No. 1A permits any notice or other document to be given or sent by the Corporation to a shareholder, director or officer to be given or sent as an electronic document, in accordance with the Canada Business Corporations Act.

- Unlike By-Law No.1, By-Law No.1A permits the execution of documents, subject to certain restrictions, by means of electronic signature, in accordance with the Canada Business Corporations Act.

To become effective, the resolution confirming By-Law No. 1A must be approved by a majority of the votes cast at the meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE CONFIRMATION OF BY-LAW NO. 1A.

PROPOSAL 5: CHANGE OF THE CORPORATION'S NAME TO MOORE WALLACE INCORPORATED

A special resolution (substantially in the form set out in Appendix "C" attached hereto) will be submitted to the meeting to authorize the amendment of the Corporation's articles of continuance to change the name of the Corporation to Moore Wallace Incorporated. Under the terms of the Merger Agreement, after the closing of the Merger, the Corporation agreed to take all commercially reasonable efforts to change its name to Moore Wallace Incorporated. If the special resolution is approved, the Corporation intends to submit articles of amendment to change its name following the closing of the Merger. To become effective, this resolution must be approved by 66 2/3% of the votes cast at the meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE SPECIAL RESOLUTION AUTHORIZING THE AMENDMENT OF THE CORPORATION'S ARTICLES OF CONTINUANCE TO CHANGE ITS NAME TO MOORE WALLACE INCORPORATED.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

BOARD MANDATE

The Board of Directors assumes ultimate responsibility for the stewardship of Moore and carries out its mandate directly and through considering recommendations it receives from the three Committees of the Board and from management.

Management is responsible for the day-to-day operations of Moore, and pursues Board approved strategic initiatives within the context of authorized business, capital plans and corporate policies. Management is expected to report to the Board on a regular basis on short-term results and longer term development activities.

The Board is specifically responsible for:

(a) Adoption of a strategic planning process

The Board's role is to ensure a strategic planning process is in place, to review the corporate strategy annually and to approve Moore's annual operating budget. Quarterly updates on achievement of financial objectives of the annual business plan, business development and strategic initiatives are presented to the Board by management.

(b) Identification of principal risks and implementing risk-management systems

The strategic planning process involves consideration and understanding by the Board of the principal risks inherent in Moore's business. The Audit Committee reviews financial risk-management issues and programs and has approved the adoption of an integrated audit approach that involves undertaking audits based on a risk assessment.

(c) Succession planning and monitoring senior management performance

The Board reviews the performance of the Chief Executive Officer and all matters related to senior management recruitment, leadership development, performance, compensation, organization structure and succession planning.

The directors have confidence that the information provided by management is accurate and sufficient to allow the Board to carry out its mandate.

HOW THE BOARD OPERATES

The Board currently has seven members and is asking that the shareholders elect ten directors at the meeting. The terms for three of the director nominees, if elected, will not begin until after the Merger is consummated. Each director is elected annually by the shareholders and serves for a term that will end at the Corporation's next annual meeting. Currently, three of the directors are Canadian residents and four of the directors are U.S. residents. If all of the nominees are elected, three of the directors will be Canadian residents and seven of the directors will be U.S. residents. The Board believes that either seven or ten directors will be a sufficient number to ensure the Board will be able to function independently of management.

Mark A. Angelson was appointed Chief Executive Officer effective January 2003 and served as the Chairman of the Board from November 2001 until April 2002 and as Lead Independent Director from April 2002 until December 2002. All current directors except Mr. Angelson are unrelated (within the meaning of that term in the 2001 Final Report of the Joint Committee of The Toronto Stock Exchange, the Canadian Venture Exchange and the Canadian Institute of Chartered Accountants on Corporate Governance in Canada).

The Board has regularly scheduled quarterly meetings with special meetings to review matters when needed. The Board of Directors met eight times in 2002. It met four times in person and four times by telephone conference call.

To promote a greater alignment of interests between non-employee directors and shareholders, the full amount of a director's retainer and fees are required to be paid in the form of deferred share units, except for directors whose primary employment is in the public sector. The deferred share units are held until a director is no longer serving on the Board.

BOARD COMMITTEES

All Committees report and make recommendations to the Board on matters reviewed. Following is a brief description of the Committees of the Board that were in place in 2002.

Audit Committee

The principal duties of the Audit Committee are to review annual and interim financial statements and all legally required public disclosure documents containing financial information prior to their approval by the directors, review the planned scope of the examination of the annual consolidated financial statements by the auditors of the Corporation and review the adequacy of the systems of internal accounting and audit controls established by the Corporation. The Audit Committee reviews and approves all shareholder communications, including earnings releases and earnings guidance as well as communications of a regulatory nature prior to release, mailing to shareholders or filing with the governmental and regulatory agencies. The Audit Committee also oversees the Corporation's investor relations activities and is also responsible for overseeing reporting on internal control and management information systems. The Audit Committee, or in the absence of the full committee, the Chairman pre-approves all material engagements of the Corporation's auditors for audit-related and permitted non-audit services.

The Audit Committee has established a procedure to permit employees to contact it anonymously via email or voicemail to report questionable accounting or auditing matters. The Audit Committee meets without management present at each meeting and meets privately with the representatives of the Corporation's auditors to discuss matters of interest to the Committee at most meetings. In addition, the Chairman of the Audit Committee from time to time between meetings meets independently with representatives of the Corporation's auditors.

The current members of the committee are John W. Stevens (Chairman), Ronald J. Daniels and Joan D. Manley. Mr. Angelson served as an ex-officio member of the Committee during 2002. The Audit Committee Charter requires that each member of the committee be unrelated, independent and financially literate and at least one member shall have accounting or related financial management expertise, in each case, as defined by the rules of The Toronto Stock Exchange and the New York Stock Exchange.

The Audit Committee met nine times in 2002. Dean Daniels was appointed to the Audit Committee in April 2002 and attended five of the seven meetings held while he was a member of the Committee.

Compensation Committee

The principal duties of the Compensation Committee are to review matters relating to executive recruitment, performance, development, compensation, resignations, terminations and organization planning. The duties of the Committee include evaluating the performance of senior executives, determining appropriate policies and levels for executive officer compensation, and establishing and administering appropriate short and long-term incentive arrangements for executives. The Compensation Committee meets without management present at each meeting.

The Compensation Committee met three times in 2002. The current members of the committee are Lionel H. Schipper (Chairman), Robert F. Cummings, Jr., and Alfred
C. Eckert III. Mr. Angelson served as an ex-officio member of the Committee during 2002. Mr. Eckert was appointed to the Compensation Committee in April 2002 and attended one of the two meetings held while he was a member of the Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, created on March 15, 2002, is responsible for fostering a healthy corporate governance structure by working with our Chief Executive Officer to set the agenda for the Board of Directors, adopting procedures to ensure effective Board operation, endeavoring to ensure that functions delegated to committees are appropriately carried out and that results are reported to the Board as well as identifying and approaching qualified candidates to explore their interest in joining the Board. The committee met five times in 2002. Mr. Angelson was the Chairman of the Committee in 2002. The current members of the committee are Alfred C. Eckert III (Chairman), Lionel H. Schipper and John W. Stevens.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Corporation's knowledge, the following sets forth information regarding ownership of the Corporation's outstanding common shares on February 28, 2003 by each person who holds, directly or indirectly, voting control in excess of 5% of the common shares of the Corporation. The Corporation is not aware of any other person holding in excess of 5% of the common shares.

TITLE OF                                                          AMOUNT AND NATURE OF
CLASS                             NAME                            BENEFICIAL OWNERSHIP          PERCENTAGE OF CLASS
-----                             ----                            --------------------          -------------------
Common Shares  Greenwich Street Capital Partners II, L.P.              13,096,155                      11.56
               500 Campus Drive, Suite 220
               Florham Park, NJ 07932

Common Shares  AIM Funds Management Inc.                                6,038,300                       5.33
               5140 Yonge Street, Suite 900
               Toronto, ON M2N 6X7

To the Corporation's knowledge, the following sets forth information regarding ownership of the Corporation's outstanding common shares on February 28, 2003 by
(i) each director and named executive officer owning shares on that date and
(ii) all directors, director nominees and named executive officers as a group.

                                                 AMOUNT AND NATURE OF BENEFICIAL
                    NAME                                    OWNERSHIP                 PERCENTAGE OF COMMON SHARES
                    ----                                    ---------                 ---------------------------
Mark A. Angelson                                               526,982(1)                           *

Ronald J. Daniels                                               12,066(2)                           *

Alfred C. Eckert III                                            54,337(3)                           *

Joan D. Manley                                                   8,589(4)                           *

Lionel H. Schipper, C.M                                         41,572(5)                           *

John W. Stevens                                                 25,651(6)                           *

Robert G. Burton                                             2,425,249                            2.1

Dean E. Cherry                                                 112,861(7)                           *

Mark S. Hiltwein                                               111,587(8)                           *

Thomas W. Oliva                                                150,958(9)                           *

Thomas J. Quinlan, III                                         238,975(10)                          *

All directors and officers as a group                        3,708,827                            3.3

* Ownership represents less than 1% of the outstanding common shares.

NOTES

1. Includes 83,077 common shares owned by the Mark Alan Angelson 1997 Trust, of which Mr. Angelson serves as the Trustee and of which Mr. Angelson may be deemed to have beneficial ownership, 209,445 deferred share units and 11,300 vested options under the 2001 Long Term Incentive Plan.

2. Includes 2,291 deferred share units and 8,750 vested options under the 2001 Long Term Incentive Plan.

3. Includes 9,337 deferred share units and 10,000 vested options under the 2001 Long Term Incentive Plan. Mr. Eckert is the Chairman and Chief Executive Officer of GSCP (NJ) Inc. and as such may be deemed to have shared power to vote or direct the vote and share power to dispose or direct the disposition of 13,096,155 common shares owned by Greenwich Street Capital Partners II, L.P. and related funds.

4. Includes 2,589 deferred share units and 5,000 vested options under the 2001 Long Term Incentive Plan.

5. Includes 1,288 deferred share units and 10,000 vested options under the 2001 Long Term Incentive Plan.

6. Includes 9,651 deferred share units and 10,000 vested options under the 2001 Long Term Incentive Plan. Mr. Stevens is a director, officer and shareholder of Arva Limited, a private equity investment corporation. As a result of his position with Arva Limited, Mr. Stevens may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of the 20,000 common shares owned by Arva Limited.

7. Includes 25,000 vested options under the Corporation's 1999 Long Term Incentive Plan and 37,500 vested options under the Corporation's 2001 Long Term Incentive Plan.

8. Includes 20,000 vested options to purchase common shares issued in December 2000 as an inducement to join the Corporation and 12,500 vested options under the Corporation's 2001 Long Term Incentive Plan.

9. Includes 25,000 vested options under the Corporation's 1999 Long Term Incentive Plan and 37,500 vested options under the Corporation's 2001 Long Term Incentive Plan.

10. Includes 50,000 vested options to purchase common shares issued in December 2000 as an inducement to join the Corporation and 12,500 vested options under the Corporation's 2001 Long Term Incentive Plan.

DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION

COMPENSATION OF DIRECTORS

The following table displays all components of director compensation for directors who are not also an employee of the Corporation.

Annual Board Retainer (1)                                                  $35,000

Additional Annual Retainer for Chairman (1)                                $25,000

Annual Restricted Share Grant (2)                                            2,500

Additional Annual Retainer for Audit Committee Chair (1)                   $20,000

Additional Annual Retainer for Compensation Committee Chair (1)            $10,000

Additional Annual Retainer Fee for Audit Committee Member (1)              $ 5,000

Board and Committee Meeting Fee (for meetings attended in person) (1)      $ 1,000

Board and Committee Meeting Fee (for meetings attended by telephone) (1)   $   500

NOTES:

      1. The Board of Directors has adopted the Share Plan for Non-Employee Directors under which all compensation paid to the directors is paid exclusively in deferred share units or common shares, provided that, a director whose principal employment is in the public sector, including without limitation, with a governmental, educational or not-for-profit entity, may elect to receive only a portion of such compensation in deferred share units or common shares issued under the Corporation's Share Plan for Non-Employee Directors. Deferred share units awarded are held until the director is no longer serving on the Board. Following termination of Board service, the fair market value of the equivalent number of common shares is paid to a director, net of withholdings, in cash or common shares. Each director is reimbursed for expenses incurred in attending meetings. As Lead Independent Director, Mr. Angelson received an annual retainer of $150,000 in 2002 that was paid solely in deferred share units and options. Mr. Angelson also received 40,000 deferred share units in August 2002 and 100,000 deferred share units in October 2002 in recognition of his efforts on behalf of the Corporation.

2. Awards in respect of restricted shares will be granted following each annual meeting and will vest immediately. In April 2002, Ms. Manley and Messrs. Angelson, Daniels, Eckert, Schipper and Stevens received 5,000 options to purchase common shares under the Corporation's 2001 Long Term Incentive Plan with an exercise price of Cdn$21.325 per share.

COMPENSATION OF EXECUTIVE OFFICERS

The following table provides a summary of the compensation earned by the Chief Executive Officer in 2002 and the four other most highly compensated executive officers of Moore (the "Named Executive Officers") who served as executive officers in 2002. Specific aspects of the compensation are dealt with further in the tables and in the narrative following the tables.

SUMMARY COMPENSATION TABLE

                                             Annual Compensation                   Long Term Compensation
                                     ------------------------------------  ----------------------------------------
                                                                                      Awards              Payouts
                                                                           ---------------------------    --------
                                                                                           Securities
                                                                                              Under                     All
                                                             Other Annual  Restricted       Options/                   Other
                                       Salary     Bonus        Compen-        Stock           SARs          LTIP       Compen-
Name and Principal                                              sation      Award(s)(1)     Granted(2)    Payouts      sation
Position                     Year         $         $              $             $              #             $           $
--------                     ----      ------    --------    ------------  ------------    -----------    -------     --------
Robert G. Burton             2002      942,564   3,025,000    8,294,679      990,000           200,000                77,023(4)
Former Chairman, President   2001      900,000   2,400,000    1,407,193           --           500,000                51,432(5)
and Chief                    2000(3)    51,924                                               1,000,000
Executive Officer

Dean E. Cherry               2002      339,583     473,000       15,691      742,500                --                17,805(6)
President Commercial and     2001(3)   290,000     325,000        8,786           --           200,000                 8,598(7)
Subsidiary Operations

Mark S. Hiltwein             2002      316,667     425,000       16,949      594,000                --                14,930(8)
Executive Vice President,    2001      238,233     187,500        7,486           --            50,000                 5,596(9)
Chief Financial Officer      2000(3)    12,404                                                  40,000

Thomas W. Oliva              2002      339,583     498,000       61,106      742,500                --                17,805(10)
President, Chief Operating   2001(3)   298,846     325,000        3,793           --           200,000                 8,598(11)
Officer

Thomas J. Quinlan, III       2002      308,333     415,000       15,666      594,000                --                24,376(12)
Executive Vice President -   2001      275,000     275,000        5,564           --            50,000                 7,397(13)
Office of the Chief          2000(3)    15,866                                                 100,000
Executive

NOTES:

1. A total of 370,000 restricted common shares were issued to named executive officers on October 17, 2002. The total value of these shares at December 31, 2002 was $3,367,000. These restricted shares will be entitled to receive any dividends that are declared and paid on the Corporation's common shares. All restricted shares vest 25% per year beginning on the first anniversary of issuance. All of Mr. Burton's restricted shares vested upon his separation from the Corporation on December 31, 2002.

2. Awards in 2002 and 2001 are options to acquire the Corporation's common shares under the Corporation's 1999 and 2001 Long Term Incentive Plan. Awards in 2000 are inducement options granted to Messrs. Burton, Hiltwein and Quinlan to induce them to accept employment with the Corporation. In accordance with the terms of his employment agreement, Mr. Burton's inducement options vested immediately upon his separation from the Corporation.

3. Messrs. Burton, Hiltwein and Quinlan joined the Corporation in December 2000. Messrs. Oliva and Cherry joined the Corporation in January 2001.

4. Represents $70,865 of vested benefit under the Corporation's Supplemental Executive Retirement Plan-B for 2002, $5,500 of company match under the Moore North America, Inc. 401(k) Savings Plan, and $658 of premiums paid for group term life insurance.

5. Represents vested benefit under the Corporation's Supplemental Executive Retirement Plan-B for 2001.

6. Represents $10,608 of vested benefit under the Corporation's Supplemental Executive Retirement Plan-B for 2002, $5,500 of company match under the Moore North America, Inc. 401(k) Savings Plan, and $1,697 of premiums paid for group term life insurance.

7. Represents vested benefit under the Corporation's Supplemental Executive Retirement Plan-B for 2001.

8. Represents $9,165 of vested benefit under the Corporation's Supplemental Executive Retirement Plan-B for 2002, $5,500 of company match under the Moore North America, Inc. 401(k) Savings Plan, and $265 of premiums paid for group term life insurance.

9. Represents vested benefit under the Corporation's Supplemental Executive Retirement Plan-B for 2001. In the first half of 2002, the Corporation granted Mr. Hiltwein a loan in the aggregate amount of $577,500 bearing interest at a rate of 4.75% per annum in connection with the relocation of his residence to Connecticut. The loan was made in two installments in March and June. There was $486,103 outstanding under this loan at December 31, 2002.

10. Represents $10,608 of vested benefit under the Corporation's Supplemental Executive Retirement Plan-B in 2002, $5,500 of company match under the Moore North America, Inc. 401(k) Savings Plan, and $1,697 of premiums paid for group term life insurance.

11. Represents vested benefit under the Corporation's Supplemental Executive Retirement Plan-B in 2001.

12. Represents $17,179 of vested benefit under the Corporation's Supplemental Executive Retirement Plan-B in 2002, $5,500 of company match under the Moore North America, Inc. 401(k) Savings Plan, and $1,697 of premiums paid for group term life insurance.

13. Represents vested benefit under the Corporation's Supplemental Executive Retirement Plan-B in 2001.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The following table provides information on stock options granted to the Named Executive Officers in 2002. No Named Executive Officers other than Mr. Burton received stock options in 2002.

                                                                                              Potential
                              Percent of                     Market Value                     Realizable        Potential
                                Total                        of Securities                   Value at 5%    Realizable Value
                Securities     Options/                       Underlying                   Annual Rates of       at 10%
                   Under         SARs         Exercise       Options/ SARs                   Stock Price     Annual Rate of
                 Options/     Granted to         Or         on the Date of                   Appreciation      Stock Price
                   SARs       Employees    Base Price(3)       Grant(3)       Expiration      for Option    Appreciation for
Name            Granted (#)    in 2002    (Cdn$/Security)   (Cdn$/Security)      Date          Term(2),      Option Term (2)
----            -----------    -------    ---------------   ---------------      ----          --------      ---------------
R.G. Burton     200,000(1)       24.1          14.855           14.855        10/17/2012

NOTES:

1. These options vest 25% each year beginning on October 17, 2003. Mr. Burton forfeited these options upon his separation from the Corporation on December 31, 2002.

2. In accordance with Securities and Exchange Commission rules, these columns show gains that could accrue for the respective options, assuming that the market price of the Corporation's common shares appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the share price does not increase above the exercise price at the time of exercise, realized value to the named executive officers from these options will be zero. Since these options were forfeited upon Mr. Burton's separation from the Corporation on December 31, 2002, no potential realizable values as shown.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

The following table provides information on the number of outstanding options for each Named Executive Officer, whether or not the options were exercisable and the value of the options at December 31, 2002.

Name                          Securities        Aggregate Value           Unexercised              Value of Unexercised
                              Acquired on          Realized             Options/SARs at                In-the-Money
                               Exercise                                December 31, 2002             Options/SARs at
                                                                                                   December 31, 2002(1)
                                  (#)                 ($)                     (#)                         (Cdn$)
                                                                          Exercisable/                 Exercisable/
                                                                         Unexercisable                Unexercisable
---------------------         ----------        ---------------          -------------             --------------------
Robert G. Burton                  --                  --                 1,125,000/0(2)                10,649,375/0

Dean E. Cherry                    --                  --                 50,000/150,000              104,188/312,563

Mark S. Hiltwein                  --                  --                32,500/57,500(2)             213,738/215,613

Thomas W. Oliva                   --                  --                 50,000/150,000              125,813/377,438

Thomas J. Quinlan, III                                                   62,500/87,500               532,938/534,813

NOTES:

1. The closing price of the Corporation's common shares on The Toronto Stock Exchange on December 31, 2002 was Cdn$14.29.

2. Includes options to purchase common shares issued in December 2000 as an inducement to join the Corporation.

COMPENSATION UNDER RETIREMENT PLANS

Benefit accruals under the Retirement Income Plan of Moore North America, Inc. ceased being effective December 31, 2000. None of the Named Executive Officers participate in the Retirement Income Plan. Currently, the only retirement plan available to the Corporation's U.S. employees is the Moore North America, Inc. Savings Plan. The Corporation also has a Supplemental Executive Retirement Plan
- B, which provides a benefit of 6% of a participant's annual earnings that are in excess of the maximum annual savings plan earnings allowed by law under
Section 401(a)(17) of the Internal Revenue Code of 1986, as amended. Participants vest 25% for each year of service with the Corporation. The following benefits accrued to the Named Executive Officers under the Supplemental Executive Retirement Plan-B in 2002: Mr. Burton $70,865; Mr. Cherry $10,608; Mr. Hiltwein $9,165; Mr. Oliva $10,608; and Mr. Quinlan $17,179.

EMPLOYMENT ARRANGEMENTS

Moore's employment arrangements with its Named Executive Officers provide for their participation in Moore's executive compensation and benefit programs that are available to all management employees. In the event of termination by the Corporation without Cause (as defined) or a termination by the named executive officer for Good Reason (as defined) whether before or after a Change of Control (as defined), Messrs. Cherry, Hiltwein, Oliva and Quinlan are entitled to all amounts then owing to them plus an amount equal to one and one half times their Annualized Total Compensation (as defined) payable over the eighteen month period following the date of termination. During this eighteen-month period, Messrs. Cherry, Hiltwein, Oliva and Quinlan are entitled to a continuation of all benefits. In addition, any outstanding stock options, grants, restricted stock awards or other equity grants will vest 100% immediately (either as of the date of termination in the event of a termination by the Corporation without Cause or a termination by the named executive officer for Good Reason) or prior to a Change of Control becoming effective (solely in the event that upon or in connection with such Change of Control the named executive officer's employment with the Corporation is terminated by the Corporation without Cause or is terminated by the named executive officer for Good Reason). Messrs. Cherry, Hiltwein, Oliva and Quinlan are also entitled to receive Gross-Up Payments (as defined) in the event that an excise tax is imposed on Payments (as defined) pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended or any interest and penalties are incurred with respect to such excise tax.

Mr. Burton's employment arrangements are described under the section "Chief Executive Officer's Compensation."

COMPOSITION OF THE COMPENSATION COMMITTEE

The current members of the Compensation Committee are Lionel H. Schipper (Chairman), Robert F. Cummings, Jr. and Alfred C. Eckert III. Mr. Angelson served as a voting ex-officio member of the Committee in 2002, but no longer serves as an ex-officio member of this Committee. None of the Committee members are, or have been, an executive officer or an employee of Moore or any of its subsidiaries.

REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

The general objective of the executive compensation policies is to target a competitive level of compensation that will enable Moore to secure the services of exceptionally talented executive officers, in particular, and employees, in general, necessary to achieve its long-term financial and strategic growth goals. Given these goals, the Corporation has designed salary and incentive programs intended to attract exceptionally high-caliber executives and is committed to paying these executives a substantial portion of their compensation based directly on the performance of the Corporation and, in appropriate cases, on the performance of a particular business unit. To establish appropriate competitive frames of reference, the Corporation looks toward pay levels offered by leading-performance companies in the relevant markets for executive talent.

Compensation packages at Moore consist of base salary, annual incentive awards and equity based awards under long term incentive plans. The Committee believes that the compensation package outlined above results in a substantial portion of total compensation being at risk and appropriately relates to the achievement of increased shareholder value. From time to time, Moore retains independent consultants to assist its human resources staff and the Committee in obtaining competitive data and to provide advice on meeting its overall compensation objectives.

BASE SALARY

The current executive salary structure consists of salary ranges for all executive positions including those of the Named Executive Officers. The salary structure is reviewed each year to determine its competitive level relative to a group of comparable companies. The Corporation's review of competitive compensation levels incorporates a case-by-case approach that considers each position's relative content, accountabilities and scope of responsibility and increases in salary occur from time to time based on performance and responsibility rather than on an annual basis. The Corporation also takes into account its businesses, current size and expected growth, expected contributions from specific executives and other similar factors. The Committee reviews and recommends to the Board for approval any proposed adjustment to the salary structure.

Senior executive salary reviews are based on pay for performance and are reviewed on an annual basis. In 2001, the new management team recommended to the Committee that annual pay increases be eliminated and that the entire management structure be moved under a compensation review program under which performance is evaluated twice during the course of a year and increases in compensation occur only on a 15 to 24 month basis depending on salary level rather than on an annual basis. In making compensation decisions, the Committee takes into consideration the Corporation's overall performance measured primarily by the Corporation delivering on its financial commitments to shareholders as well as the performance of the unit headed by the executive, the performance of the executive, the relationship of the executive's salary to the salary range for the position and other considerations the Committee believes are appropriate in the circumstances. Assessment of performance also takes into consideration the achievement of other operating objectives such as market share improvement, new product introduction and succession planning and development. The Committee makes recommendations on salary adjustments for senior executives to the Board for approval.

ANNUAL INCENTIVE PLAN

In 2001, a management by objective program was introduced. Under this program, the Corporation sets financial targets and objectives that the Corporation must meet in order for any annual incentive awards to be paid. If these financial objectives and targets are not met, no annual incentive awards are paid. In addition, each employee who participates in the plan commits to deliver four to five additional objectives. Each participating employee is reviewed in order to determine what percentage of each objective has been met and if the Corporation's financial targets and objectives have been met, an award is made based on the percentage of the personal goals and objectives that have been achieved. In 2002, a portion of the award was made to certain employees in December and the remainder was paid to all qualifying employees in February 2003.

LONG TERM INCENTIVE PLAN

The purpose of the long term incentive plan is to advance the interests of Moore by providing certain of its key employees with additional equity based incentives; encouraging stock ownership by such employees, thereby increasing their proprietary interest in the success of Moore; encouraging them to remain employees of Moore; and attracting new key employees.

The plan is an integral part of total executive compensation. In 2002, the Committee recommended and the Board approved restricted stock and option grants that reflected the performance of those employees that participated in the plan. Senior managers recommended participants for the plan and were allotted a number of shares to distribute to their employees at a level that was relative to the levels of shares that might be awarded to an employee's peers. The Committee then reviewed and commented upon those recommendations and presented the recommendations for consideration to the Board.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

Robert G. Burton was appointed President and Chief Executive Officer of the Corporation on December 21, 2000 and was appointed as the Chairman of the Corporation in April 2002. Mr. Burton stepped down as the Corporation's Chairman, President and Chief Executive Officer on December 31, 2002.

Mr. Burton's employment agreement provided for an annual salary of $900,000 and an annual incentive bonus. This bonus was payable on an all-or-nothing basis upon the achievement of the earnings per share target set by the Board of Directors. The total compensation paid to Mr. Burton in 2002 compensation is set forth above in the "Summary Compensation Table."

Under the terms of the employment agreement, in the event of Termination without Cause (as defined) or a Termination for Good Reason (as defined), Mr. Burton was entitled to receive all amounts then owing to him plus a lump sum equal to two times his Annualized Total Compensation (as defined). In the event such termination resulted from a Change of Control, the multiple increased to three times. Mr. Burton was also entitled to receive Gross-Up Payments (as defined) in the event that an excise tax was imposed on Payments (as defined) pursuant to
Section 4999 of the Internal Revenue Code of 1986, as amended or any interest and penalties were incurred with respect to such excise tax. Mr. Burton received a payment of $8,250,000 in connection with his separation from the Corporation.

COMPENSATION COMMITTEE

Signed by: Lionel H. Schipper (Chairman), Robert F. Cummings, Jr. and Alfred C. Eckert III.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter (a copy of which is set forth in Appendix "D" attached hereto). Management is responsible for the Corporation's financial reporting process, including its system of internal control and for the preparation of consolidated financial statements in accordance with Canadian generally accepted accounting principles. The Corporation's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Corporation and may not be, and may not represent themselves to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in Canada and on the representation of the independent auditors included in their report on the Corporation's financial statements. The Audit Committee's supervision does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls or procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the independent auditors are in fact "independent."

The Corporation's audited financial statements included in the Annual Report to Shareholders were reviewed and discussed with senior management. Management has confirmed that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with Canadian generally accepted accounting principles.

Discussions occurred with Deloitte & Touche LLP, the Corporation's auditors, with respect to the matters required to be discussed by the Canadian Institute of Chartered Accountants ("CICA") Handbook Section 5751 (Communications with Those Having Oversight Responsibility for the Financial Reporting Process) and by Statement on Auditing Standards No. 61 (Communications with Audit Committee).

Deloitte & Touche LLP has provided the Audit Committee with a letter outlining the disclosures required by CICA Handbook Section 5751 and the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Deloitte & Touche LLP and the Corporation that in their professional judgment may reasonably be thought to bear on independence. Deloitte & Touche LLP has discussed its independence with the Audit Committee, and has confirmed in such letter that, in its professional judgment, it is objective and independent of the Corporation within the meaning of the rules of professional conduct of the Institute of Chartered Accountants of Ontario and United States federal securities laws.

Based on the review and discussions described above with respect to the Corporation's consolidated audited financial statements included in the Annual Report to Shareholders, the Audit Committee has recommended to the Board of Directors that such financial statements be included in the Corporation's Annual Report on Form 10-K and Annual Information Form.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are fairly presented in all material aspects in accordance with Canadian generally accepted accounting principles. Such duties are the responsibility of management and the Corporation's independent auditors. In giving this recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with Canadian generally accepted accounting principles, and
(ii) the report of the Corporation's auditors with respect to such financial statements.

AUDIT COMMITTEE

Signed by: John W. Stevens (Chairman), Ronald J. Daniels and Joan D. Manley.

AUDIT FEES

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered in connection with (i) the audit of the Corporation's annual financial statements set forth in the Corporation's Annual Report and Annual Report on Form 10-K for the year ended December 31, 2002, and (ii) the review of the Corporation's quarterly financial statements set forth in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, were approximately $1,765,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by Deloitte & Touche LLP for the Corporation's most recent fiscal year for professional services rendered in connection with (i) operating or supervising the operation of, the Corporation's information systems or managing the Corporation's local area network and (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

ALL OTHER FEES

Audit Related Fees. The aggregate fees billed by Deloitte & Touche LLP for audit related work for the year ended December 31, 2002 was approximately $1,440,000. These fees were paid primarily for work pertaining to statutory audits, due diligence services and employee benefit plan audits.

Other Fees. The aggregate fees for all other services rendered by Deloitte & Touche LLP for the Corporation's most recent fiscal year were approximately $292,000. These fees include work performed with respect to tax compliance services and other miscellaneous services. The Audit Committee of the Board of Directors has determined that the non-audit services rendered by the Corporation's independent auditors during the most recent fiscal year are compatible with maintaining the objectivity and independence of such auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2001, the Corporation reached an agreement with the Chancery Lane/GSC Investors L.P. (the "Partnership") for the conversion of the $70.5 million, 8.7% subordinated convertible debenture held by the Partnership. Under the terms of the debenture, the debenture was convertible by the Partnership at any time, but the Corporation did not have the right to redeem the debenture prior to December 22, 2005. In December 2001, the debenture was converted into 21,692,311 common shares at the conversion price per share of $3.25 in accordance with its terms. The conversion of the debenture reduced the Corporation's debt by approximately 23%.

As an inducement to obtain the conversion, the Corporation issued an additional 1,650,000 common shares (the "additional shares") to Greenwich Street Capital Partners II, L.P. and certain of its affiliates (collectively, "GSC Partners"), which under the terms of the agreement governing the Partnership, were entitled to all of the interest paid on the debenture and any redemption premium. In addition, the Corporation also agreed to make a payment in cash to GSC Partners if the 20 day weighted average trading price of the common shares on the New York Stock Exchange at December 31, 2002 was less than $8.00. No such payment was required to be made in 2002. In addition, if at December 31, 2003 the 20 day weighted average trading price of the Corporation's common shares on the New York Stock Exchange is less than $10.83, the Corporation agreed to make a further cash payment equal to the lesser of $9 million and the value of 6 million common shares at such date, subject to reduction in certain circumstances. At the option of the Corporation, any such payments may be made in common shares, subject to regulatory approval.

Alfred C. Eckert III, the Chairman and CEO of GSC Partners is the Chairman of the Board of Directors of the Corporation. Additionally, Mark A. Angelson, the Chief Executive Officer and a director, Robert G. Burton, the former Chairman, President and Chief Executive Officer and director, Thomas J. Quinlan III, Executive Vice President, Office of the Chief Executive and Mark S. Hiltwein, Executive Vice President, Chief Financial Officer and certain other former officers of the Corporation were Class B limited partners of the Partnership and, therefore, had an interest in the debenture conversion. Of the 21,692,311 common shares issued upon conversion of the debenture, 11,466,155 were issued to GSC Partners, 306,237 were issued to Mr. Angelson and a trust controlled by Mr. Angelson, 1,107,693 were issued to Mr. Burton, 138,462 were issued to Mr. Quinlan and 55,385 were issued to Mr. Hiltwein.

In December 2002, the Board of Directors of the Corporation determined that it would be in the best interests of the Corporation to retain GSCP (NJ) as an advisor to the Chief Executive Officer beginning in January 2003. The Board of Directors agreed to pay GSCP (NJ) a fee of $500,000 for its advisory services in four equal quarterly installments in 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Prior to December 28, 2001, the Corporation was a "Foreign Private Issuer" as such term is defined in the Securities Exchange Act of 1934, as amended (the "34 Act"). Upon the conversion of the $70.5 million, 8.7% subordinated convertible debenture held by the Partnership, the Corporation lost its Foreign Private Issuer status and as a result became subject to all of the reporting requirements under the 34 Act, including, Section 16(a), which requires the Corporation's officers and directors and persons who own more than 10% of a registered class of the Corporation's equity securities ("reporting persons") to file certain reports of ownership and changes in their ownership of the Corporation's equity securities with the U.S. Securities and Exchange Commission (the "SEC").

The initial statements of beneficial ownership were due ten days from the date of the loss of Foreign Private Issuer status. Several of the Form 3's were filed with the SEC on the due date but after the 5:30pm filing cut off time and accordingly are deemed to be late filings. These Form 3's were for Mr. Burton, Mr. Cherry, Mr. Eckert, Jennifer O. Estabrook, Mr. Hiltwein, Robert B. Lewis, James E. Lillie, Mr. Oliva, Mark D. Peterson, Mr. Quinlan, Richard T. Sansone and Mr. Stevens. In addition, as a result of miscalculation of the due date by the Corporation, Form 4's reporting purchases of common shares by Messrs. Daniels, Lillie and Cherry in February 2002 were reported one day late in March 2002 and a Form 4 reporting a purchase of common shares by Mr. Quinlan in February 2002 was filed two days late in March 2002. Due to miscalculation of the due date by the Corporation, a Form 4 relating to a purchase of shares by Mr. Oliva in July 2002 was filed one day late. A Form 4 relating to a purchase of shares by Mr. Hiltwein in July 2002 that had not been promptly reported to the Corporation was filed ten days after the due date in August 2002. On November 1, 2002, the Corporation filed an amended Form 4 for Mr. Burton to reflect the grant of options to purchase common shares that was inadvertently omitted from the Form 4 originally filed. A Form 5 was timely filed on February 14, 2003 reporting a deferred share unit grant in April 2002 to Mr. Angelson in payment of his quarterly retainer that was never reported due to administrative oversight by the Corporation and a Form 5 was timely filed on February 14, 2003 reporting a purchase by Mr. Cherry for the account of his children in February 2002 that was never reported due to administrative oversight by the Corporation. Based solely on the Corporation's review of Forms 3, 4 and 5 received by it from reporting persons with respect to fiscal year 2002, the Corporation believes that all other Forms 3, 4 and 5 required of reporting persons by Section 16(a) were filed on a timely basis.

PERFORMANCE GRAPH

The following graph and related information compares the annual changes over the last five years in the value of Cdn$.100 invested in Moore common shares, assuming reinvestment of dividends in Canadian dollars, and the TSX 300 Index which incorporates dividend reinvestment. The companies in the peer group are R.R. Donnelley and Sons Company, QuebecorWorld, Inc., Wallace Computer Services, Inc., Standard Register Company, and Mail-Well, Inc. (collectively the "Peer Group"). The total return information presented in the graph assumes the reinvestment of dividends, in the event the dividends are paid. The returns of each component company on the Peer Group have been weighted by relative stock market capitalization.

                               [PERFORMANCE GRAPH]

MCL          $100   $ 81   $ 43   $ 24   $ 82   $ 76
TSX 300      $100   $ 98   $129   $139   $121   $106
Peer Group   $100   $106   $ 77   $ 79   $ 82   $ 76

Set forth is a bar graph comparing over the period of 2001 and 2002 the Corporation's cumulative total shareholder return with the cumulative total return of companies in a peer group selected in good faith by the Corporation, companies in the Dow Jones Industrial Average, Standard & Poor's 500 Index, and The Toronto Stock Exchange 300 Composite Index. The total return information presented in the graph assumes the reinvestment of dividends, in the event the dividends are paid. The returns of each component company on the Peer Group have been weighted by relative stock market capitalization.

                              [TOTAL RETURN CHART]

MCL             198.7%
Peer Group       -4.8%
INDU            -31.2%
S&P 500         -19.5%
TSE300          -23.4%

DIRECTORS' AND OFFICERS' INSURANCE

The Corporation has purchased insurance for the benefit of the directors and officers subject to certain limitations contained in the Canada Business Corporations Act. The premium amounts to approximately $247,000 annually and is paid by the Corporation. The policies provide coverage of $50 million for each director and officer subject to a maximum of $50 million in any policy year. Each claim against a director or officer is not subject to any deductible for the individual director or officer or directors and officers as a group. The policy provides for a deductible of $500,000 per occurrence for losses occurring in the United States and $250,000 per occurrence for losses occurring elsewhere.

The by-laws of the Corporation provide for the indemnification of directors and officers from and against any liability and costs in respect of any action or suit against them in respect of the execution of their duties of office subject to the limitations referred to therein.

SHAREHOLDER PROPOSALS

Any shareholder proposals for the 2004 annual meeting of shareholders must be submitted no later than February 18, 2004 to the Secretary of the Corporation, at its executive offices at One Canterbury Green, Stamford, Connecticut USA 06901, Attention: Secretary, in order to be considered for inclusion in the Corporation's management information circular and proxy statement for that meeting.

DIRECTORS' APPROVAL

The contents of this circular and the sending of it to the shareholders of the Corporation, to each director and to the auditors of the Corporation have been approved by the Board of Directors of the Corporation.

By order of the Board of Directors.


Jennifer O. Estabrook
Senior Vice President, General Counsel and  Secretary

                                  APPENDIX "A"

                          2003 LONG TERM INCENTIVE PLAN

                            MOORE CORPORATION LIMITED
                          2003 LONG TERM INCENTIVE PLAN

PURPOSE.

The purpose of the 2003 Long Term Incentive Plan of Moore Corporation Limited (the "Plan") is to promote the long term financial interests of Moore Corporation Limited (the "Company"), including its growth and performance, by encouraging directors and key employees of the Company and its subsidiaries to participate in the ownership of the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees of outstanding ability, and providing directors and employees with an interest in the Company parallel to that of the Company's shareholders.

DEFINITIONS.

The following definitions are applicable to the Plan:

"Award" shall mean an award determined in accordance with the terms of the Plan.

"Board of Directors" and "Board" shall mean the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Board of Directors and, to the extent permitted by applicable law and the Company's articles, the Compensation Committee to the extent the Board of Directors has delegated to the Compensation Committee all or any powers conferred on the Board of Directors under the Plan.

"Compensation Committee" shall mean the Compensation Committee of the Board of Directors. The Compensation Committee shall be composed of not less than three directors of the Company. No officer or employee of the Company or of any subsidiary shall be a member of the Compensation Committee. The Compensation Committee shall at all times be comprised solely of "outside directors" within the meaning of Section 162(m) of the Code and members who satisfy the "non-employee" director standard contained in Rule 16b-3 promulgated under the Exchange Act.

"Common Shares" shall mean the common shares of the Company.

"Covered Employee" shall mean, at the time of an Award (or such other time as required by Section 162(m) of the Internal Revenue Code) (i) the Company's Chief Executive Officer (or an individual acting in such capacity), (ii) any employee of the Company or its subsidiaries who, in the discretion of the Committee for purposes of determining those employees who are "covered employees" under
Section 162(m) of the Code, is likely to be among the four other highest compensated officers of the Company for the year in which an Award is made or payable, and (iii) any other employee of the Company or its subsidiaries designated by the Committee in its discretion.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" shall mean, per Common Shares, the closing price of the Common Shares on the New York Stock Exchange, or, if there are no sales of Common Shares on such securities exchange on such date, then the closing price of the Common Shares on the last previous day on which a sale on such securities exchange is reported.

"Merger" shall mean the merger with Wallace Computer Services, Inc. following which the Company shall be known as Moore Wallace Incorporated.

"Participant" shall mean each director and employee of the Company or any subsidiary who, in the case of an employee, is selected by the Committee to participate in the Plan.

"TSX Policy" shall mean the Policy of The Toronto Stock Exchange on Employee Stock Option and Stock Purchase Plans, Options for Services and Related Matters as set forth in sections 626 to and through 637 of the Company Manual of The Toronto Stock Exchange, as amended or replaced from time to time.

SHARES SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 16 of this Plan, in the event the Merger is not consummated, the number of Common Shares which shall be issued pursuant to Awards under the Plan shall not exceed 6,000,000. If the Merger is consummated, the number of Common Shares which shall be issued pursuant to Awards under the Plan shall not exceed 10,000,000. The aggregate number of Common Shares reserved for issuance which may be issued to any one person or such person's associates under the Plan together with any Common Shares reserved for issuance to such person under any other stock option plan, options for services, inducement options or stock purchase plans shall not exceed 5% of the outstanding Common Shares of the Corporation (within the meaning of the TSX Policy). The aggregate number of common shares that may be issued to non-employee directors as a whole shall not exceed 15% of the aggregate common shares reserved for issuance under the Plan. A Common Share subject to an Award under the Plan that, in whole or in part, expires unexercised or that is forfeited, terminated or canceled or is paid in cash in lieu of Common Shares, Common Shares surrendered or withheld from any Award under the Plan to satisfy a Participant's income tax withholding obligation and Common Shares owned by the Participant that are tendered to pay for the exercise of a stock option under the Plan shall thereafter again be available for grant under the Plan.

ADMINISTRATION.

The Plan shall be administered by the Board of Directors. The Board's determinations and actions within its authority under this Plan are final and conclusive and binding on the Company and all other persons. To the extent permitted by applicable law and the Company's articles, the Board of Directors may, from time to time, delegate to the Compensation Committee all or any of the powers conferred on the Board of Directors under the Plan; provided that with respect to any grants of Awards to any Non-Employee Director, the Plan shall be administered by the Board. In connection with such delegation, the Compensation Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decision made or action taken by the Compensation Committee arising out of or in connection with the administration or interpretation of this Plan in this context is final and conclusive and binding on all other persons. A majority of the Compensation Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Compensation Committee. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. The Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee and the Committee may delegate to one or more employees, agents or officers of the Company, or to one or more third party consultants, accountants, lawyers or other advisors, such ministerial duties related to the operation of the Plan as it may deem appropriate.

The Committee (or its delegate, within limits established by the Committee, and, to the extent permitted by applicable law, with respect to non-Covered Employees and employees who are not subject to Section 16 of the Exchange Act) shall (i) select the Participants, determine the type, size and terms of Awards to be made to Participants, determine the shares or share units subject to Awards, the restrictions, conditions and contingencies to be applicable to Awards, and the time or times at which Awards shall be exercisable or at which restrictions, conditions and contingencies shall lapse, and (ii) have the authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

ELIGIBILITY.

All directors of the Company and all employees of the Company and its subsidiaries who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee in its sole discretion, are eligible to be

Participants in the Plan. The granting of any Award to a Participant shall not entitle that Participant to, nor disqualify that Participant from, any other grant of an Award.

AWARDS.

Awards under the Plan may consist of restricted stock grants. Awards of restricted stock may provide the Participant with dividends and voting rights prior to vesting. The Plan also covers 85,000 options to purchase common shares granted to Thomas W. Oliva ("options") entitling him to purchase common shares at a per share price of Cdn$14.12. These options are exercisable for a period of 10 years from the date of grant and vest 25% per year with the first 25% vesting in January 2004. These options were granted by the Corporation under an amendment to the 2001 Long Term Incentive Plan that increased the number of shares issuable under that plan by 85,000 shares. In addition, the terms of the option grant provided that in the event that the Corporation subsequently adopted a new long term incentive plan, such options would be deemed to be issued under that new plan. This option grant was conditioned upon approval of the amendment of the 2001 Long Term Incentive Plan or the adoption of the Plan by the Corporation's shareholders.

RESTRICTED STOCK.

Restricted stock will be granted in the form of actual Common. In the event that a stock certificate is issued in respect of restricted stock, such certificate shall be registered in the name of the Participant but shall be held by the Company until the end of the restricted period. The employment conditions and the length of the period for vesting of restricted stock shall be established by the Committee at time of grant.

Awards to Canadian Participants. In the case of an employee who is resident and employed in Canada (a "Canadian Participant"), and subject to the provisions of the Plan relating to a change in control, the award agreement shall provide that the common shares will be issued to the Canadian Participant only at the end of the applicable vesting period and only if the employment conditions have been satisfied as determined by the Committee in its sole discretion.

AWARD AGREEMENTS.

Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

CHANGE IN CONTROL.

In the event of a Change in Control, as hereinafter defined, (i) the restrictions applicable to all shares of restricted stock shall lapse and such shares shall be deemed fully vested, (ii) all Awards of restricted shares shall be deemed to be fully vested and (iii) all options shall be deemed to be fully vested. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

A "Change in Control" means the occurrence of any one of the following events:

(i) individuals who, on the date the Plan is adopted, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of the Plan, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii));

(iii) the consummation of an arrangement, amalgamation, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) other than persons set forth in (A) through (D) of paragraph (ii) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction");

(iv) the closing of a sale of all or substantially all of the Company's assets, other than to an entity or in a manner where the voting securities immediately prior to such sale represent directly or indirectly after such sale at least 50% of the voting securities of the entity acquiring such assets in approximately the same proportion as prior to such sale; or

(v) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

WITHHOLDING.

The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company such amount required to be withheld prior to the issuance or delivery of any Common Shares or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of Common Shares whose Fair Market Value equals the amount required to be withheld. Any fraction of a Common Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

NONTRANSFERABILITY.

No Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

NO RIGHT TO EMPLOYMENT.

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any subsidiary. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder. Any obligation of the Company under the Plan to make any payment at any future date merely constitutes the unsecured promise of the Company to make such payment from its general assets in accordance with the Plan, and no Participant shall have any interest in, or lien or prior claim upon, any property of the Company or any subsidiary by reason of that obligation.

ADJUSTMENT OF AND CHANGES IN COMMON SHARES.

In the event of any change in the outstanding Common Shares by reason of any stock dividend or split, recapitalization, amalgamation, arrangement, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Shares or other securities issued or reserved for issuance pursuant to the Plan and outstanding Awards (including adjustments to the option and exercise prices of outstanding Awards). Except pursuant to the previous sentence, the option or exercise price of outstanding Awards may not be reduced.

AMENDMENT.

The Plan or any portion thereof may be amended, suspended or terminated by the Board of Directors at any time, provided that, no amendment shall be made without shareholder approval if such approval is necessary for the Plan to continue to comply with Rule 16b-3 under the Exchange Act or as required by the applicable rules and listing standards of The Toronto Stock Exchange and the New York Stock Exchange.

EFFECTIVE DATE AND TERMINATION.

The Plan shall be effective as of January 1, 2003, subject to its approval by shareholders of the Company. Subject to earlier termination by the action of the Board of Directors, the Plan shall remain in effect until December 31, 2012.

PURCHASE FOR INVESTMENT.

Each person acquiring Common Shares pursuant to any Award may be required by the Company to furnish a representation that he or she is acquiring the Common Shares so acquired as an investment and not with a view to distribution thereof if the Company, in its sole discretion, determines that such representation is required to ensure that a resale or other disposition of the Common Shares would not involve a violation of the Securities Act of 1933, as amended, or of applicable blue sky laws. Any investment representation so furnished shall no longer be applicable at any time such representation is no longer necessary for such purposes.

AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER COMPANIES.

Awards may be granted under the Plan in substitution for awards held by employees of a company who become employees of the Company or any subsidiary as a result of the merger or consolidation of the employer company with the Company or any subsidiary, or the acquisition by the Company or any subsidiary of the assets of the employer company, or the acquisition by the Company or any subsidiary of stock of the employer company as a result of which it becomes a subsidiary. The terms, provisions, and benefits of the substitute Awards so granted may vary from the terms, provisions, and benefits set forth in or authorized by the Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the terms, provisions, and benefits of the awards in substitution for which they are granted.

GOVERNING LAW.

The provisions of the Plan shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, without references to principles of conflicts of law.

                                  APPENDIX "B"

                            MOORE CORPORATION LIMITED

                          CONFIRMATION OF BY-LAW NO. 1A

RESOLVED THAT:

By-law No. 1A, a copy of which is attached hereto as Schedule "1", is hereby confirmed as a by-law of the Corporation.

                            SCHEDULE 1 TO APPENDIX B

                       AMENDED BY-LAWS OF THE CORPORATION

                                                       Moore Corporation Limited
                                                       By-Law No.1A

            Be it enacted and it is hereby enacted as a by-law of Moore Corporation Limited (herein referred to as the "Corporation") that:

REGISTERED OFFICE

1. Until changed in accordance with the Canada Business Corporations Act (the "Act") the registered office of the Corporation shall be in the province within Canada specified in the articles and at such place and address therein as the board may from time to time determine.

SEAL

2. The Corporation may have a seal which shall be adopted and may be changed by the board.

DIRECTORS

3.    Powers

The board of directors of the Corporation shall manage, or supervise the management of, the business and affairs of the Corporation.

4.    Constitution

            At least one-third of the directors of the Corporation shall not be officers or employees of the Corporation or of any affiliate of the Corporation. At least 25% of the directors shall be resident Canadians. If there are less than 4 directors, at least 1 director must be a resident Canadian. Except as permitted by the Act, no business shall be transacted by the board of directors except at a meeting of directors at which a quorum is present and at least 25% of the directors present are resident Canadians or, if the Corporation has less than 4 directors, at least 1 of the directors present is a resident Canadian.

5.    Quorum

            Four directors, or such greater number of directors as may be determined from time to time by resolution of the directors, shall constitute a quorum for the transaction of business at any meeting of directors.

6.    Qualification

            Each director shall be at least eighteen years of age at the time of election to the board of directors.

7.    Election and term of office

            The directors shall be elected yearly at the annual meeting of shareholders of the Corporation and shall hold office until the next annual meeting of shareholders. Each director then in office shall retire, but shall be eligible for re-election. If an election of directors is not held at the annual meeting of shareholders, the directors then in office shall continue in office until their successors are elected.

8.    Remuneration

            The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be reimbursed for travelling and other expenses incurred in attending meetings of the board of directors, of committees of the board of which they are members and of shareholders and any other expenses properly incurred by them in connection with the affairs of the Corporation or shall receive such fixed allowance in respect thereof as the directors may from time to time determine.

9.    Vacation of office

            A director may resign his office by notice in writing delivered or sent to the Secretary of the Corporation and such resignation shall become effective on receipt thereof or on such later date as may be specified in such notice. A director shall forthwith cease to hold office as a director should he become bankrupt or be found to be a mentally incompetent person.

10. Vacancies

(a)   A quorum of directors may fill a vacancy unless the vacancy arose from:

(i) an increase in the number or the minimum or maximum number of directors specified in the articles; or

(ii) a failure to elect the number or minimum number of directors provided for in the articles.

(b) Whenever a vacancy occurs on the board which results in the board not having a quorum, or there has been a failure to elect the number or minimum number of directors provided for in the articles, the remaining directors shall forthwith call a special meeting of shareholders to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareholder may call the meeting.

(c) The board may, if the articles of the Corporation so provide, appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

11.   Meetings of directors

(a) Meetings of the board of directors may be held at the registered office of the Corporation or at any other place within or outside Canada. A majority of the meetings of the board of directors need not be held within Canada in any financial year of the Corporation.

(b) The Chairman of the Board or the President or any two directors may at any time, and the Secretary at the direction of the Chairman of the Board or the President or any two directors shall, convene a meeting of the board of directors.

(c) Notice of the time and place for the holding of a meeting of directors may be given to each director by telephone not less than 48 hours before the time of the meeting or by written notice not less than five days before the date of the meeting.

(d) Meetings of the board of directors may be held at any time without notice if all the directors are present, or if a quorum is present and those directors who are absent have consented in writing to the holding of the meeting in their absence. In the case of the first meeting of the board of directors following their election at a meeting of shareholders, no notice of such meeting shall be necessary in order validly to constitute the meeting, provided a quorum of directors is present.

(e) Notice of an adjourned meeting of directors is not required to be given if the time and place of the adjourned meeting is announced at the original meeting.

(f) A director may, in accordance with the regulations under the Act (the "Regulations"), if any, and if all of the directors of the Corporation consent, participate in a meeting of directors or of a committee of directors by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A director who participates in such meeting by such means is deemed to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board held while a director holds office.

12.   Voting at meetings

            Questions arising at any meeting of the board of directors shall be decided by a majority of votes. In the case of an equality of votes, the chairman of the meeting, in addition to his original vote, shall have a second or casting vote. Any question at a meeting of the board shall be decided by a show of hands unless a ballot is required or demanded.

13.   Conflicts of Interest

(a) A director or an officer of the Corporation shall disclose to the Corporation, either in writing or by requesting to have it entered in the minutes of meetings of directors or of meetings of committees of directors, the nature and extent of any interest that he or she has in a material contract or material transaction, whether made or proposed, with the Corporation, if the director or officer:

(i)   is a party of the contract or transaction;

(ii) is a director or an officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

(iii) has a material interest in a party to the contract or transaction.

(b) A director shall make such disclosure at the meeting at which a proposed contract or transaction is first considered, or if the director was not interested in the contract at that time, at the first meeting after he or she becomes so interested, even if the contract or transaction has already been made. If a person who is interested in a contract or transaction later becomes a director, the disclosure must be made at the first meeting after he or she becomes a director.

(c) An officer who is not a director shall disclose his or her interest immediately after becoming aware that the contract, transaction, proposed contract or proposed transaction is to be or has been considered at a meeting, or, if the officer becomes interested after a contract or transaction has already been made, immediately after he or she becomes interested. An individual who is interested in a contract and later becomes an officer must disclose his or her interest immediately after becoming an officer.

(d) If a material contract or material transaction, whether entered into or proposed, is one that, in the ordinary course of the Corporation's business, would not require approval by the board or shareholders, a director or officer shall disclose, in writing to the Corporation or request to have it entered in the minutes of meetings of the board or of meetings of committees of directors, the nature and extent of his or her interest immediately after he or she becomes aware of the contract or transaction.

(e) A director or officer may satisfy their disclosure obligation by giving a general notice to the directors declaring that the director or officer is to be regarded as interested in a contract or transaction (entered into or proposed) made with a party because (a) he or she is a director or officer of the party or is acting in a similar capacity; (b) he or she has a material interest in the party; or (c) there has been a material change in the nature of the director's or officer's interest in the party.

(f) The shareholders may examine the portions of any minutes of meetings of directors or committees of directors that contain conflict of interest disclosures, and any other documents that contain such disclosures, during the usual business hours of the Corporation.

(g) A director required to make a disclosure under paragraph (a) shall not vote on any resolution to approve the contract or transaction unless the contract or transaction:

(i) relates primarily to his or her remuneration as a director, officer, employee or agent of the Corporation or an affiliate;

(ii)  is for indemnity or insurance; or

(iii) is with an affiliate.

COMMITTEES OF DIRECTORS

14.   Audit Committee

(a) The directors shall elect annually from among their number a committee to be known as the audit committee to be composed of not fewer than three members, of whom a majority shall not be officers or employees of the Corporation or an affiliate of the Corporation, to hold office until the next annual meeting of shareholders.

(b) The audit committee shall review the financial statements of the Corporation and shall report thereon to the board of directors of the Corporation before such financial statements are approved by the board and shall have such other powers and duties as may from time to time be assigned to it by the board.

15.   Other committees

            The board may appoint one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board except those pertaining to items which, under the Act, a committee of the board has no authority to exercise.

16.   Procedure

            The members of each committee shall elect a chairman from among their number and, subject to the provisions of the Act and to any regulations which the directors may from time to time impose, each committee shall have power to fix its quorum at not less than a majority of its members and may determine its own rules of procedure. Meetings of any committee may be held at any place in or outside Canada. The provisions of section 11(f) shall also apply to meetings of committees.

OFFICERS

17.   Appointment of Officers

            Subject to the provisions of the Act, the directors may designate the officers of the Corporation, appoint as officers persons of full capacity, specify duties of such officers and delegate to such officers powers to manage the business and affairs of the Corporation. A director may be appointed to any office of the Corporation and two or more offices of the Corporation may be held by the same person.

18.   Remuneration and removal

            The directors may fix the remuneration to be paid to officers, agents, servants and employees of the Corporation. Any officer, agent, servant or employee of the Corporation may receive such remuneration as may be determined notwithstanding the fact that he is a director or shareholder of the Corporation. Any office shall be subject to removal by the directors at any time but such removal shall not affect any entitlement of such officer to remuneration under any contract of employment with the Corporation.

19.   PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

(a) Subject to paragraphs (c) and (d), the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation's request as a director or officer or in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by such individual in respect of any civil, criminal or administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.

(b) Subject to paragraph (d), the Corporation shall advance moneys to such individual for the costs, charges and expenses of a proceeding referred to in (a) provided such individual agrees in advance, in writing, to repay the moneys if the individual does not fulfill the condition of paragraph
      (c).

(c) The Corporation may not indemnify an individual under paragraph (a) unless the individual:

(i) acted honestly and in good faith with a view to the best interests of the Corporation or other entity for which the individual acted as a director or officer or in a similar capacity at the Corporation's request, as the case may be; and

(ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his or her conduct was lawful.

(d) In respect of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the individual is made a party because of the individual's association with the Corporation or other entity as described in paragraph (a), if the individual fulfils the conditions set out in paragraph (c), the Corporation shall seek and obtain the approval of a court prior to indemnifying against costs, charges and expenses reasonably incurred by the individual in connection with such action, or prior to advancing moneys to such individual under paragraph
      (b)

20.   Insurance

            The Corporation may purchase and maintain insurance for the benefit of an individual referred to in section 19(a) against any liability incurred by the individual:

(i)   in the individual's capacity as a director or officer of the Corporation;
      or

(ii) in the individual's capacity as a director or officer, or similar capacity, of another entity, if the individual acts or acted in that capacity at the Corporation's request.

MEETINGS OF SHAREHOLDERS

21.   Annual meeting

            The annual meeting of shareholders of the Corporation shall be held on such date in each year and at such time and at such place within or outside Canada as the directors may determine, for the purposes of receiving the financial statements and auditor's report thereon which are required to be placed before the shareholders at an annual meeting, electing directors, appointing the auditor and authorizing the directors to fix his remuneration, and for the transaction of such other business as may properly be brought before the meeting.

22.   Special meetings

            The directors shall have the power at any time to call special meetings of shareholders of the Corporation to be held on such date and at such time and at such place within or outside Canada as may be determined by the directors. The phrase "special meeting of shareholders" shall include a meeting of any class or classes of shareholders, as well as a special meeting of the shareholders of all classes, and the phrase "meeting of shareholders" shall mean and include an annual meeting of shareholders or a special meeting of shareholders.

23.   Participation in Meeting by Electronic Means

(a) Any person entitled to attend a meeting of shareholders may participate in the meeting, in accordance with the Regulations, if any, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes such a communication facility available . A person participating in a meeting by such means is deemed for the purposes of the Act to be present at the meeting.

(b) If the directors or the shareholders of the Corporation call a meeting of shareholders pursuant to the Act, those directors or shareholders, as the case may be, may determine that the meeting shall be held, in accordance with the Regulations, if any, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.

24.   Record date for notice

(a) The directors may fix in advance a date as the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders but such record date shall not precede by more than sixty days or by less than twenty-one days (or such other period as may be prescribed by the Regulations) the date on which the meeting is to be held.

(b) If no record date is fixed, the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders shall be at the close of business on the day immediately preceding the day on which the notice is given.

(c) If a record date is fixed, notice thereof shall be given, not less than seven days before the date so fixed (or such other period prescribed by the Regulations), by newspaper advertisement in the manner provided by the Act and by written notice to each stock exchange in Canada on which the shares of the Corporation are listed for trading.

25.   Notices of meetings

            Notice of the date, time and place of a meeting of shareholders shall be sent not less than twenty-one days nor more than sixty days (or such other period as may be prescribed by the Regulations) before the meeting to each director, to the auditor and to each holder of shares carrying voting rights at the close of business on the record date for notice.

26. List of shareholders entitled to notice

            For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

27.   Persons entitled to be present

            The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors and the auditor of the Corporation. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

28.   Right to vote at meeting

(a) A person named in the list of shareholders is entitled to vote the shares shown opposite his name at the meeting to which the list relates, except to the extent that the person has transferred any of his shares and the transferee of those shares produces properly endorsed share certificates, or otherwise establishes that he owns the shares, and demands, not later than ten days before the meeting, that his name be included in the list before the meeting, in which case the transferee is entitled to vote his shares at the meeting.

(b) If any question arises at a meeting of shareholders as to the right of any person to vote at such meeting the chairman of the meeting shall have the power to determine the right of such person to vote at such meeting.

29.   Quorum

            Two persons present in person and each entitled to vote thereat shall constitute a quorum for the transaction of business at any meeting of shareholders.

30.   Proxies

(a) Every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a person or one or more alternate persons, who need not be shareholders, to represent such shareholder at the meeting in the manner, to the extent and with the authority conferred to the proxy. The proxy shall be dated and shall be executed by the shareholder or his attorney authorized in writing, or if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and shall cease to be valid one year from the date thereof.

(b) The proxy shall be in such form as may be prescribed from time to time by the directors or in such other form as the chairman of the meeting may accept and as complies with all applicable laws and regulations.

(c) The directors may by resolution fix a time not exceeding forty-eight hours, excluding Saturdays and holidays, preceding any meeting or adjourned meeting of shareholders before which time proxies to be used at that meeting must be deposited with the Corporation or an agent thereof, and any period of time so fixed shall be specified in the notice calling the meeting.

31.   Representative

            If a body corporate or association is a shareholder of the Corporation, the Corporation shall recognize any individual authorized by a resolution of the directors or governing body of the body corporate or association to represent it at meetings of shareholders of the Corporation. An individual so authorized may exercise on behalf of the body corporate or association he represents all the powers it could exercise if it were an individual shareholder.

32.   Joint shareholders

            If two or more persons hold shares jointly, one of those holders present at a meeting of shareholders may in the absence of the others vote the shares, but if two or more of those persons are present in person or by proxy, they shall vote as one on the shares jointly held by them.

33.   Scrutineers

            At a meeting of shareholders one or more scrutineers, who need not be shareholders, may be appointed by the chairman to serve at the meeting.

34.   Votes to govern

            At a meeting of shareholders every question shall be determined by the majority of the votes cast, unless otherwise provided by the Act or by the articles and the chairman of the meeting shall have a second or casting vote in case of an equality of votes.

35.   Show of hands

            At a meeting of shareholders any question shall be determined by a show of hands, except where a ballot is demanded by a shareholder or proxy-holder or is required by the chairman either before or after any vote by show of hands. Unless a ballot is demanded, an entry in the minutes of a meeting of shareholders to the effect that the chairman declared a motion to be carried is admissible in evidence as prima facie proof of the fact without proof of the number or proportion of the votes recorded in favour of or against the motion. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot. Any vote may be held, in accordance with the Regulations, if any, entirely by means of a telephonic, electronic or other communication facility if the Corporation makes available such a communication facility. Any person participating in a meeting of shareholders electronically and entitled to vote at the meeting may vote, in accordance with the Regulations, if any, by means of the telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

36. Ballot

            Where a ballot is demanded or required, the vote on the question shall be conducted in such manner as the chairman of the meeting shall direct, and each shareholder who is present in person or represented by proxy shall be entitled to one vote for each share in respect of which he is entitled to vote at the meeting.

37.   Chairman of the meeting

            In the absence of the Chairman of the Board, the President and a Vice President for fifteen minutes after the time appointed for holding the meeting, the persons entitled to vote at the meeting shall choose one of their number to be chairman of the meeting.

38.   Adjournment of meeting

            The chairman of the meeting may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the same from time to time and no notice of such adjournment need be given unless the meeting is adjourned for thirty days or more, in which case notice of the adjourned meeting shall be given as in the case of a special meeting. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting.

SHARES

39.   Allotment and issue

            Shares in the capital of the Corporation shall be allotted and issued at times and on such terms and conditions and to such persons as the directors shall from time to time determine.

40.   Payment of commissions

            The directors may authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares in the capital of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

41.   Share certificates

(a) Every shareholder shall be entitled, upon payment of such fee, if any, as may be prescribed by the directors in accordance with the Act, to a security certificate stating the number and class of shares in the capital of the Corporation held by him as shown in the securities register of the Corporation. Subject to the provisions of the Act, security certificates shall be in such form or forms as the directors shall from time to time prescribe. Unless otherwise determined by the directors, such certificates shall bear facsimile signatures of the President and the Secretary and shall be manually signed by or on behalf of a transfer agent, branch transfer agent or registrar or issuing or other authenticating agent of the Corporation and need not be under the corporate seal. Security certificates signed as aforesaid shall be valid notwithstanding that one or both of the officers whose signatures appear thereon no longer hold office at the date of issue or delivery of the certificates.

(b) The Corporation is not bound to issue more than one security certificate in respect of a share or shares held jointly by several persons, and delivery of a security certificate to one of several joint shareholders is sufficient delivery to all.

42.   Replacement of certificates

            The directors may prescribe, either generally or in any particular case, the requirements to be complied with prior to the issue to a shareholder of a new security certificate to replace a certificate which such shareholder claims to have been lost, destroyed or wrongfully taken.

43.   Transfer agent and registrar

            The directors may from time to time appoint or remove a transfer agent and registrar, including one or more branch transfer agent and registrars, for any class or classes of shares in the capital of the Corporation and may provide for the registration of the transfer of shares at one or more places.

44.   Registration of transfer

            Subject to the Act, a transfer of shares of the Corporation shall be registered in the register of transfers or a branch register of transfers upon presentation of the certificate representing such shares with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any reasonable fees prescribed by the board and upon compliance with such restrictions on transfer as are authorized by the articles.

45. Record date

(a) The directors may fix in advance a date as the record date for the determination of the shareholders entitled to receive payment of any dividend or any right to subscribe for shares in the capital of the Corporation or for any other purpose except the right to receive notice of or to vote at a meeting but the record date shall not precede by more than sixty days (or such other period prescribed by the Regulations) the particular action to be taken.

(b) If any such record date is fixed, notice thereof shall be given, not less than seven days before the date so fixed (or such other period prescribed by the Regulations), by newspaper advertisement in the manner provided by the Act and by written notice to each stock exchange in Canada on which the shares of the Corporation are listed for trading.

(c) If no record date is fixed in advance the record date for the determination of the shareholders entitled to receive payment of any dividend shall be at the close of business on the day on which the resolution relating to such dividend is passed by the board.

46.   DIVIDENDS

(a) The directors may from time to time declare dividends on the issued shares in the capital of the Corporation according to the respective rights and interests of the holders of such shares.

(b) The directors may determine that where a dividend is declared payable on any class of issued shares in the capital of the Corporation, such dividend may at the option of the holder of such shares be received by the holder in the form of a stock dividend or be received in cash and forthwith reinvested by the holder in additional shares. Any such determination may be made generally in the case of all dividends declared payable on any class of such shares or in respect of any particular dividend and in either case the directors shall make provision for the manner in which the shares so received or acquired shall be valued for the purpose of determining the consideration for which such shares shall be allotted and issued. If the directors so determine, the right to receive any dividend as a stock dividend or to reinvest the proceeds of any dividend in additional shares shall be limited to shareholders resident in any jurisdiction or jurisdictions designated by the directors.

(c) The directors may establish a plan to provide for the terms and conditions relating to stock dividends and dividend reinvestments and may delegate the authority to administer and amend any such plan to such officers of the Corporation or others as the directors may deem appropriate.

(d) Unless a dividend reinvestment election can be and has been made, a dividend payable in cash shall be paid by cheque, payable to the order of each holder of record of shares of the class in respect of which the dividend has been declared, in the amount of the dividend (less any tax required to be deducted) and mailed by ordinary mail, postage prepaid, to such holder at his last address appearing in the records of the Corporation.

(e) In the case of a share held by two or more persons the cheque shall, unless such holders have previously given written instructions to the contrary, be made payable to the order of all such holders and, if more than one address appears in the records of the Corporation in respect of such share, the cheque shall be mailed to the first address so appearing.

(f) The mailing of such cheque as aforesaid shall satisfy and discharge all liability of the Corporation for payment of such dividend to the extent of the sum represented thereby (and any tax deducted as aforesaid) unless such cheque be not paid on presentation, provided that in the event of the non-receipt of such cheque by the person to whom it was mailed or of the loss thereof, the Corporation, on proof of such non-receipt or loss and upon receiving satisfactory indemnity, shall issue to such person a replacement cheque for a like amount.

(g) Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

NOTICES

47.   Method of giving

            Any notice or other document to be given or sent by the Corporation to a shareholder, director or officer or to the auditor of the Corporation may be delivered personally to the person to whom it is to be given, or delivered to his last address appearing in the records of the Corporation, or mailed by prepaid mail addressed to such person at such address or, subject to the provisions of the Act regarding electronic documents, sent to such person at such address by any means of prepaid transmitted, electronic or recorded communication, except where the Act requires a notice to be sent by registered mail. A notice or document so delivered shall be deemed to have been given when it is delivered personally or at the address aforesaid; and a notice or document so mailed shall be deemed to have been given when deposited in a post office or public letter box. Subject to the Regulations, a notice so delivered by prepaid transmitted, electronic or recorded communication is deemed to have been provided when it leaves an information system within the control of the originator or another person who sent it on behalf of the originator and is deemed to be received when it enters the information system designated by the addressee or, if the notice is posted on or made available through a generally accessible electronic source, when it is accessed by the addressee. The Secretary may change the address in the records of the Corporation of any shareholder in accordance with any information believed by him to be reliable.

48.   Computation of time

            In computing the date when notice must be given pursuant to any requirement for a specified number of days' notice of any meeting or other event, both the date on which the notice is given and the date of the meeting or other event shall be excluded.

49.   Omissions and errors

            The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

50.   Notice to joint shareholders

            Any notice with respect to a share registered in more than one name may, if more than one address appears in the records of the Corporation in respect thereof, be delivered, mailed or sent to the holders of such share at the first address so appearing, and a notice so given shall be sufficient notice to all such holders.

51.   Persons becoming entitled by death or operation of law

            Every person who by operation of law, transfer, death of a shareholder or by any other means whatsoever shall become entitled to any share or shares, shall be bound by every notice in respect of such share or shares which, prior to his name and address having been entered in the records of the Corporation shall have been duly given to the person from whom he derives his title to such share or shares.

52.   Proof of service

            A certificate of the Secretary or other officer of the Corporation or of any agent of the Corporation as to the mailing or delivery or sending of any notice shall be conclusive evidence thereof.

53.   Waiver of notice

            Where a notice or document is required by the by-laws of the Corporation or by the Act or otherwise to be given or sent, the notice may be waived or the time for the sending of the notice or document may be waived or abridged at any time with the consent in writing of the person entitled thereto or a person appointed by proxy completed by a shareholder. Such waiver, whether given before or after the meeting or other event of which notice is required to be given, shall cure any error or omission in the giving of such notice. Any such person may waive any irregularity in a meeting of directors or shareholders. Attendance of a director at a meeting of directors or of a shareholder or any other person entitled to attend a meeting of shareholders is a waiver of notice of the meeting except where such director, shareholder or other person, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

54.   Signature to notice

            The signature to any notice to be given by the Corporation may be printed or otherwise mechanically reproduced thereon or partly printed or otherwise mechanically reproduced thereon.

55.   Undelivered notices

            Where the Corporation sends a notice or document to a shareholder and the notice or document is returned on two consecutive occasions because the shareholder cannot be found, the Corporation is not required to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

56.   BANK ACCOUNTS, CHEQUES, DRAFTS AND NOTES

(a) The bank accounts of the Corporation shall be kept with such banks, trust companies or other firms or corporations carrying on a banking business as the directors may from time to time determine.

(b) Cheques on such bank accounts, promissory notes, bills of exchange, drafts, orders for the payment of money and other like instruments made or accepted by the Corporation may be made, signed, drawn, accepted or endorsed, as the case may be, by such person or persons as the directors may from time to time authorize for such purpose.

(c) Cheques, promissory notes, bills of exchange, drafts, orders for the payment of money and other like instruments may be endorsed for deposit to the credit of the Corporation by such person or persons as the directors may from time to time authorize for such purpose.

57.   EXECUTION OF INSTRUMENTS

(a) Instruments in writing requiring the signature of the Corporation may be signed by any two of the Chairman of the Board, the Vice Chairman, the President, a Vice President, the Treasurer and the Secretary, or by any one of them and an Assistant Treasurer or Assistant Secretary and any instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The directors may from time to time appoint any other person or persons on behalf of the Corporation either to sign instruments in writing generally or to sign specific instruments in writing. The Secretary or any other officer or any director may sign certificates and similar instruments (other than share certificates) on the Corporation's behalf with respect to any factual matters relating to the Corporation's business and affairs, including certificates verifying copies of the articles, by-laws, resolutions and minutes of meetings of the Corporation.

(b) The term "instruments in writing" shall mean contracts, deeds, mortgages, transfers and assignments of any property or assets of the Corporation, including transfers or assignments of shares or other securities owned by the Corporation and any proxies in respect of such shares or other securities, and all other documents not referred to in section 56.

58.   Execution in Counterpart, by Facsimile, and by Electronic Signature

(a) Subject to restrictions or requirements in the Act, any notice, resolution, requisition, statement or other document required or permitted to be executed by one or more persons may be signed by means of electronic signature (as defined in the Act) or the Corporation may accept a facsimile signature.

(b) Execution of several copies of any notice, resolution, requisition, statement or other document, each of which is executed whether manually or electronically, by one or more of such persons, when duly executed by all persons required or permitted, shall constitute one and the same such document for purposes of the Act.

(c) Subject to restrictions or requirements in the Act, wherever a notice, resolution, requisition, statement or other document or other information is required to be created in writing, that requirement is satisfied by the creation of an electronic document with electronic signatures.

FISCAL YEAR

59. Unless otherwise determined by the directors, the fiscal year of the Corporation shall terminate on the 31st day of December in each year.

INTERPRETATION

60. In this by-law, wherever the context requires or permits, the singular shall include the plural and the plural the singular; the word "person" shall include firms and corporations, and the masculine gender shall include the feminine and neuter genders. Wherever reference is made to any determination or other action by the directors such shall mean determination or other action by or pursuant to a resolution passed at a meeting of the directors, or of the executive committee if empowered with respect thereto, or by or pursuant to a resolution consented to by all the directors as evidenced by their signatures thereto. Wherever reference is made to the "Act", it shall mean the Canada Business Corporations Act and every other act or statute incorporated therewith or amending the same, or any act or statute substituted therefor. Unless the context otherwise requires, all words used in this by-law shall have the meanings given to such words in the Act.

61.   EFFECTIVE DATE AND REPEAL

(a) This by-law shall come into force as specified in the resolution of the board approving its adoption.

(b) Upon this by-law coming into force, By-law No. 1 of the Corporation is repealed. However, such repeal shall not affect the previous operation of such by-law or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under the validity of any contract or agreement made pursuant to such by-law prior to its repeal. All officers and persons acting under such repealed by-law shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or board with continuing effect passed under such repealed by-law shall continue good and valid, until amended or repealed, except to the extent inconsistent with this by-law.

                                  APPENDIX "C"

                            MOORE CORPORATION LIMITED

                                 CHANGE OF NAME

RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The Corporation is authorized to amend the articles of continuance of the Corporation to change the name of the Corporation to Moore Wallace Incorporated.

2. The Chief Executive Officer, any Executive Vice President and the Senior Vice President, General Counsel of the Corporation is authorized to take all such action and execute all such documents, including the execution and filing of articles of amendment, as such director deems necessary or advisable to complete the matters provided for in this special resolution.

3. Notwithstanding the provisions hereof, the directors of the Corporation may revoke this special resolution at any time prior to the issuance of a Certificate of Amendment under the Canada Business Corporations Act giving effect to this special resolution without further approval of the shareholders of the Corporation.

                                  APPENDIX "D"
                            MOORE CORPORATION LIMITED
                             AUDIT COMMITTEE CHARTER

1.    Mandate

      The primary function of the audit committee of the Board of Directors of Moore Corporation Limited is to assist the Board in fulfilling its management oversight responsibilities by reviewing the Corporation's financial accounting and reporting process, system of internal control and the significant findings of the internal and external audit process. The primary responsibility of the audit committee is to provide oversight and its activities in no way supersede or alter the traditional role of management and the independent auditor.

2.    Composition

      The audit committee shall be composed of not fewer than three members. Each member shall be unrelated and independent as defined by the rules of the Toronto and New York stock exchanges. In addition, each committee member shall be financially literate and at least one member of the audit committee shall have accounting or related financial management expertise in each case as defined by the rules of the New York Stock Exchange. Any director who is not a committee member is welcome to attend any meeting of the committee as an observer.

3.    Quorum

      The committee shall have the power to fix its quorum at not less than a majority of its members.

4.    Election and Term of Office

      The directors shall elect annually from among their number the Chairman and the other members of the audit committee. Each member shall hold office until the next annual meeting of shareholders or until a successor is elected.

5.    Absence of Chairman

      In the absence of the Chairman, the other committee members shall appoint a member to fill that office.

6.    Calling of Meetings

      The committee shall meet quarterly each calendar year on the day of the quarterly Board Meeting and at such other times as may be necessary.

7.    Duties

      The audit committee's specific responsibilities include:

(a) Review the Corporation's principal policies for accounting, internal control and financial reporting.

(b) Review the Corporation's annual consolidated financial statements and annual report on Form 10-K of the Corporation before they are filed; review with the independent auditor the results of the annual audit, including a discussion of major issues and developments regarding financial reporting and accounting matters; and review the management letter prepared by the independent auditor and management's responses.

(c) Discuss with the independent auditor the matters required to be discussed on an annual or quarterly basis, as the case may be, under generally accepted auditing standards and any other applicable laws or regulations relating to the conduct of the audit.

(d) Review the quarterly financial statements on Form 10-Q; review and discuss with management and the independent auditor the results of any significant matter identified from the independent auditor's review procedures prior to filing a Form 10-Q. The Chairman or his designee of the audit committee may perform this function on behalf of the audit committee.

(e) Review the plan, scope, timing and results of audits performed by the internal and external auditors of the Corporation.

(f) Review with management and the independent and internal auditors the adequacy of the system of internal controls over financial reporting and the safeguarding of assets and review significant risks and control exposures and the steps being taken by management to monitor such exposures.

(g) Review litigation and claims involving or against the Corporation which could materially adversely affect its financial position and which the independent auditor or any officer of the Corporation may refer to the committee.

(h) Review and report to the directors regarding the nomination, independence, remuneration and other material terms of the engagement of the independent auditor and the performance by the independent auditor thereunder, including the receipt on an annual basis of a formal written statement delineating all relationships between the independent auditor and the Corporation.

(i) Review non-audit services and related fees provided by the independent auditor.

(j) Review the status of taxation matters of the Corporation and its major subsidiaries.

(k) Meet privately with both the internal and independent auditors at least annually.

(l) Review and assess annually the adequacy of this Charter and propose changes to the Board of Directors.

8.    Reporting

      The audit committee shall report on its review of the financial statements of the Corporation and other matters reviewed by the committee to the Board of Directors of the Corporation prior to the approval of the audited financial statements by the Board of Directors. The committee shall also prepare such reports to shareholders as may be required by regulatory bodies.

MOORE
THIS PROXY IS SOLICITED BY MANAGEMENT.

MOORE CORPORATION LIMITED
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS APRIL 23, 2003

PROXY

The undersigned shareholder of Moore Corporation Limited (the "Corporation") hereby appoints Alfred C. Eckert III, or failing him, Mark A. Angelson, or failing him, Thomas J. Quinlan, III, or failing him, Mark S. Hiltwein, or instead of the foregoing, ________________________________

as the nominee of the undersigned to attend, act and vote for and on behalf of the undersigned at the annual and special meeting of shareholders to be held on April 23, 2003 and at all adjournments thereof, to the same extent and with the same powers as if the undersigned were personally present thereat. The undersigned hereby directs that the shares represented by this proxy be:

(a)   | | VOTED FOR                           | | VOTED AGAINST

The appointment of Deloitte & Touche LLP as auditors of the Corporation and the authorization for the directors to fix the remuneration to be paid to the auditors.

(b)   | | VOTED FOR                           | | WITHHELD FROM VOTING

The election of the following nominees for directors as a group (to withhold authority to vote for any individual nominee strike a line through the nominee's name): M.A. Angelson, R.F. Cummings, Jr., R.J. Daniels, A.C. Eckert III, J.D. Manley, L.H. Schipper, J.W. Stevens, Wallace Director 1, Wallace Director 2, Wallace Director 3.

(c)   | | VOTED FOR                           | | VOTED AGAINST

The approval of the 2003 Long Term Incentive Plan.

(d)   | | VOTED FOR                           | | VOTED AGAINST

To confirm the adoption of By-Law No. 1A.

e)    | | VOTED FOR                           | | VOTED AGAINST

A special resolution authorizing the amendment of the articles of continuance to change the Corporation's name to Moore Wallace Incorporated following the consummation of the merger with Wallace Computer Services, Inc.

The shares represented by this proxy will be voted in accordance with any specified choice. If no choice is specified, such shares will be voted "for" each of the matters noted above by the individuals specified in this form. The person appointed is authorized to vote in his or her discretion in respect of amendments or variations to the matters noted above and upon such other business as may properly come before the meeting.


___________________________________________________________________
Signature

___________________________________________________________________
Signature if held jointly

___________________________________________________________________ , 2003

Dated

Please sign exactly as name appears on the label. This proxy must be executed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney thereof.

NOTE: To be used at the meeting, this proxy must be deposited by the applicable deadlines specified in the Management Information Circular and Proxy Statement of the Corporation dated March ____, 2003: (1) by mail to the address on the envelope provided herewith; (2) by personal delivery to Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1; or (3) by facsimile 416-263-9524, to Computershare Trust Company of Canada.